                   ------------------------------------------


                            OFFIT VIF-HIGH YIELD FUND

                      OFFIT VIF-EMERGING MARKETS BOND FUND

                              DJG VALUE EQUITY FUND

                          OFFIT VIF-U.S. SMALL CAP FUND

                           OFFIT VIF-TOTAL RETURN FUND

                    OFFIT VIF-U.S. GOVERNMENT SECURITIES FUND


                   ------------------------------------------







                                  ANNUAL REPORT


                                DECEMBER 31, 2001








                     THE OFFIT VARIABLE INSURANCE FUND, INC.

                               PRESIDENT'S LETTER
-------------------------------------------------------------------------------


Dear Policyholders:

We are pleased to provide you with the Annual Report of The OFFIT Variable Insurance Fund, Inc. for the year 2001. As of December 31, 2001 the Funds various investment portfolios have assets in excess of $96.6 million.


The specific results of the respective Funds, along with an investment and market commentary from each portfolio manager are part of this Annual Report. As always, we have tried to make each market commentary informative, and I hope that you will find them helpful.


We value your investment in The OFFIT Variable Insurance Funds, Inc. and welcome any questions or comments you may have.


Sincerely,

/s/ F. Daniel Prickett

F. Daniel Prickett


February 11, 2002

                                      OFFIT
                               VIF-HIGH YIELD FUND
-------------------------------------------------------------------------------


The Fund's total return for the second half of 2001 after all fees and expenses was 1.56%, bringing its full year return to 7.76%. The Fund materially outperformed the Lipper High Current Yield Fund Average return of 1.61% for the full year. Any discussion of performance must acknowledge the impact of the immense tragedy of September 11. Prior to September 11, better-quality high yield, the focus of our style, was well on its way to earning a respectable return for the year, even in the weaker economy. After the attack, year-to-date returns decreased substantially as security prices fell in a vacuum. Upper-tier portfolios have, however, managed to outperform the lower tiers of high yield and the equity market. The December 31, 2001 net asset value of $8.35 was 1.1% lower than the $8.44 prior year value. The net assets of the Fund at year-end were $36.9 million and the 30-day SEC yield was 8.99%.

Markets stabilized early in the fourth quarter and then rallied strongly as the quarter progressed. The favorable performance of the bond market was aided by strong technical factors, notably the increased flow into bond mutual funds. As of November, net flows in to taxable bond funds topped $75 billion. While high yield mutual fund flows were negative in the third quarter, they were up $2.7 billion in the last quarter, bringing the full year total to $10 billion. Additionally, several major institutions, including CALPERS, have instituted new mandates to high yield, reaffirming the asset class and its relative value in the market. Including the $1.5 billion CALPERS mandate, over $5 billion in new pension fund assets are now scheduled to be invested in high yield.

New issues of domestic high yield totaled $77 billion, or about twice the issuance of last year. However, most of this supply came in the first half of the year, which contributed to the technical strength in the fourth quarter. Over 39% of these new issues were rated double-B, as demand for lower-rated securities all but disappeared. Other supply entering the high yield market this year included about $43 billion of 'fallen-angel' debt, as a large number of high grade credits slid into the high yield universe.

Average high yield market spreads of 750 basis points for cash-pay securities are still wide on a historical basis even though they tightened about 150 basis points over the year. At year-end with the ten-year Treasury yield at about 5%, double-B's were 400 basis points over and single-B's about 650 over. Taking the distressed part of the market out of the averages still results in spreads of approximately 500 basis points and absolute yields of at least 10%.

In recent years, high yield performance has been mostly dependent on a few volatile sectors, such as telecom, and also on the direction of funds flow. Today, however, the near-term outlook for high yield is more closely tied to that for the overall economy. It is difficult to say whether this recession will end soon. Even if it does, in high yield we are not willing to bet on a rapid recovery. Most sectors of the economy still have excess capacity and will not require new investment in the near future. Housing and autos, traditionally the most cyclical sectors, have not slowed much and therefore have little potential to grow quickly. Although wages have held up, unemployment is rising rapidly, which should keep consumer spending growth at low levels. In this environment, we would expect better-quality high yield to perform well but the mid- and lower-quality sectors to be volatile and inconsistent.

                                      OFFIT
                               VIF-HIGH YIELD FUND
-------------------------------------------------------------------------------

In line with our moderately cautious view on the economy and the high yield sector, we expect to further upgrade the portfolio until we see concrete signs of fundamental improvement. Currently, 53% of the Fund is rated BB- or better and 68% is rated B+ or better. The double-B or better holdings increased by almost 10 percentage points over this year while the B+ or better slipped modestly. This more conservative mix should limit the downside if the economy continues to deteriorate and also provide solid returns in a recovery. The Fund has, however, suffered several disappointments this year as six issues defaulted and a number of securities became distressed. For the full year, defaults in the market were just above 10%. Moody's Investors Service projects that defaults will peak around 11% on a trailing 12-month basis during the early part of this year. Defaults are normally a lagging indicator of market condition, so a first-quarter peak would square with the recovery in bond prices that started in the fourth quarter.

Several noteworthy developments occurred during the second half that affected the portfolio. The Eletson Holdings notes were called at par. Great Central Mines securities appreciated on news of a merger with a financially stronger company. The Saks, Inc. position was exchanged at a profit for half cash and for new notes. On the negative credit side, auto related credits were lower on weaker earnings and liquidity concerns. The Wireline Telecommunications industry continued to suffer from fiber oversupply and increased competition. Since the September 11 tragedy, the Airline industry was also impacted by the public's reluctance to fly.

We continue to focus on the better-quality sectors of the high yield market and have made a conscious effort to maintain a higher-quality diversified portfolio. The Fund is well diversified, with over 90 issues. We upgraded and consolidated the portfolio during the second half by eliminating five issues on a net basis. Several distressed Telecommunications related credits with minimal price upside were sold or reduced during the quarter. We also added several high quality credits including Calpine Corp. and Sequa Corp. We continue to believe that better quality high yield credits will outperform fixed income alternatives over time.


J. William Charlton                                              Thomas M. Dzwil
Joseph L. Mirsky
February 1, 2002

                                      OFFIT
                              VIF - High Yield Fund
--------------------------------------------------------------------------------

The following graph represents the total return based on a $10,000 investment made in the OFFIT VIF-High Yield Fund at the trading commencement date of April 1, 1996 and held through December 31, 2001 against the performance of the Merrill Lynch High Yield BB 5-6.99 Year and the Lipper Current High Yield Fund Average over the same period. Past performance is not predictive of future performance.

---    OFFIT VIF-High Yield Fund
---    Merrill Lynch High Yield "BB" 5-6.99 Year
---    Lipper High Current Yield Fund Average

                                              4/1/96     12/31/96    12/31/97    12/31/98     12/31/99    12/31/00    12/31/01
                                              ------     --------    --------    --------     --------    --------    --------
OFFIT VIF-High Yield Fund                     10,000       11,131      12,461      13,003       12,964      12,689      13,674
Merrill Lynch High Yield "BB" 5-6.99 Year     10,000       10,808      12,041      12,721       13,037      13,319      14,040
Lipper High Current Yield Fund Average        10,000       11,056      12,515      12,446       12,965      11,809      11,998



-------------------------------------------------------------------------------------------------------------
                                                                                         Since Inception
                  Total Return                   One Year            Five Year           (April 1, 1996)
                  ------------                   --------            ---------           ----------------
OFFIT VIF-High Yield Fund*                         7.76%               4.19%                  5.58%
Merrill Lynch Yield BB 5-6.99 Year                 5.41%               5.37%                  6.08%
Lipper High Current Yield Fund Average             1.61%               1.64%                  3.22%
-------------------------------------------------------------------------------------------------------------


* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Funds advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

                                                                                            SHARES OR
                                                                                            PRINCIPAL                 MARKET
                                                                                              AMOUNT                    VALUE
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (84.1%)

     AUTOMOTIVE (1.8%)

         Exide Corp. Sr Notes, 10.00%, 04/15/05                                              $ 400,000                $ 120,000
         Federal-Mogul Corp. Notes,  7.875%, 07/01/10                                          300,000  (3)              39,000
         Hayes Lemmerz International Inc. Sr Sub Notes,  9.125%, 07/15/07                      300,000  (3)              16,500
         Lear Corp. Sr Notes,  8.11%, 05/15/09                                                 500,000                  502,830
                                                                                                                      ----------
                                                                                                                        678,330
                                                                                                                      ----------
     BROADCAST/TELECOMMUNICATIONS (3.9%)
         Echostar Corp. Sr Notes,  9.25%, 02/01/06                                             300,000                  306,000
         Flag Limited Sr Notes,  8.25%, 01/30/08                                               500,000                  350,000
         Granite Broadcasting Corp. Sr Sub Notes, 10.375%, 05/15/05                            250,000                  220,000
         XO Communications Inc. Sr Notes, 10.750%, 06/01/09                                    350,000  (3)              42,000
         Sinclair Broadcasting Group Inc. Sr Sub Notes, 10.00%, 09/30/05                       500,000                  515,000
                                                                                                                     ----------
                                                                                                                      1,433,000
                                                                                                                     ----------
     CABLE (5.7%)

         Century Communications Corp. Sr Notes,  8.875%, 01/15/07                              400,000                  380,000
         Charter Communications Holdings Sr Notes,  8.625%, 04/01/09                           300,000                  288,000
         Charter Communications Holdings LLC Sr Notes, 10.75%, 10/01/09                        200,000                  210,500
         Mediacom LLC Capital Corp. Sr Notes, 9.50%, 01/15/13                                  300,000                  312,000
         NTL Inc. Sr Notes,  0/9.75%, 04/01/08                                                 800,000  (2)             224,000
         Olympus Communcations L.P. Sr Notes, 10.625%, 11/15/06                                300,000                  303,000
         Telewest Communication PLC Sr Discount Debs., 11.00%, 10/01/07                        400,000                  286,000
         United Pan-Europe Communications Sr Notes, 11.50%, 02/01/10                           500,000                   87,500

                                                                                                                     ----------
                                                                                                                      2,091,000
                                                                                                                     ----------
     CHEMICAL (4.7%)

         Borden Chemicals & Plastics Sr Notes,  9.50%, 05/01/05                                500,000  (3)              50,000
         Huntsman ICI Chemicals Sr Notes, 10.125%, 07/01/09                                    500,000                  475,000
         ISP Holdings Inc. Sr Notes,  9.00%, 10/15/03                                          300,000                  304,500
         Lyondell Chemical Co. Sr Secured Notes,  9.625%, 05/01/07                             400,000                  402,000
         Macdermid Inc.,  9.125%, 07/15/11                                                     300,000                  304,500
         Terra Industries Inc. Sr Notes, 10.50%, 06/15/05                                      250,000                  192,500
                                                                                                                     ----------
                                                                                                                      1,728,500
                                                                                                                     ----------
     CONSUMER GROUPS (5.5%)

         Chiquita Brands International Inc. Sr Notes, 10.25%, 11/01/06                         550,000  (3)             464,750
         Fisher Scientific International Inc. Sr Sub Notes,  9.00%, 02/01/08                   250,000                  257,500
         Playtex Products Inc. Sr Sub Notes,  9.375%, 06/01/11                                 350,000                  367,500
         Protection One Alarm Sr Notes,  7.375%, 08/15/05                                      250,000                  206,250
         Service Corp. International Notes,  6.00%, 12/15/05                                   820,000                  721,600
                                                                                                                     ----------
                                                                                                                      2,017,600
                                                                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001



                                                                                            SHARES OR
                                                                                            PRINCIPAL                   MARKET
                                                                                              AMOUNT                     VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (continued)

     FINANCIAL SERVICES/INSURANCE (1.6%)

         Presidential Life Corp. Sr Notes,  7.875%, 02/15/09                                 $ 350,000                $ 325,535
         Willis Corroon Corp. Sr Sub Notes,  9.00%, 02/01/09                                   250,000                  257,500
                                                                                                                      ---------
                                                                                                                        583,035
                                                                                                                      ---------
     FOREST & PAPER PRODUCTS (1.2%)
         Stone Container Finance Corp. Sr Notes, 11.50%, 08/15/06                              395,000  (1)             426,600
                                                                                                                      ---------
     GENERAL INDUSTRIES/MANUFACTURING (6.1%)

         Allied Waste North America Sr Notes,  7.625%, 01/01/06                                500,000                  492,500
         Galey & Lord Inc. Sr Sub Notes,  9.125%, 03/01/08                                     200,000                   39,000
         Owens Illinois Inc. Sr Notes,  7.85%, 05/15/04                                        300,000                  288,000
         Pillowtex Corp. Sr Sub Notes,  9.00%, 12/15/07                                        300,000  (3)               1,500
         Quebecor Media Inc. Sr Notes, 11.125%, 07/15/11                                       350,000                  372,750
         Sequa Corp. Sr Notes,  9.00%, 08/01/09                                                500,000                  460,000
         Westpoint Stevens Inc. Sr Notes,  7.875%, 06/15/08                                    300,000                   96,000
         Williams Scotsman Inc. Sr Notes,  9.875%, 06/01/07                                    500,000                  496,250
                                                                                                                      ---------
                                                                                                                      2,246,000
                                                                                                                      ---------
     HEALTH CARE (2.3%)
         Columbia/HCA Healthcare Notes,  8.85%, 01/01/07                                       300,000                  326,715
         Healthcare Realty Trust Sr Notes,  8.125%, 05/01/11                                   350,000                  349,958
         Medaphis Corp. Sr Notes,  9.50%, 02/15/05                                             200,000                  184,000
         Sun Healthcare Group Inc. Sr Sub Notes,  9.50%, 07/01/07                              500,000  (3)               5,000
                                                                                                                      ---------
                                                                                                                        865,673
                                                                                                                      ---------
     HOTELS & GAMING (7.9%)
         Felcor Suites L.P. Sr Notes,  7.375%, 10/01/04                                        500,000                  482,500
         Felcor Suites L.P. Sr Notes,  7.625%, 10/01/07                                        320,000                  300,800
         Harrahs Operating Co. Inc. Sr Sub Notes,  7.875%, 12/15/05                            250,000                  258,125
         HMH Properties Sr Notes,  7.875%, 08/01/08                                            300,000                  276,000
         International Game Technology Sr Notes,  8.375%, 05/15/09                             250,000                  263,750
         John Q. Hammons Hotels L.P. First Mtg. Notes,  8.875%, 02/15/04                       200,000                  194,000
         John Q. Hammons Hotels L.P. First Mtg. Notes,  9.75%, 10/01/05                        200,000                  194,000
         Park Place Entertainment Sr Sub Notes,  7.875%, 12/15/05                              300,000                  300,000
         Prime Hospitality Corp. Sr Sub Notes,  9.75%, 04/01/07                                250,000                  252,500
         Sun International Hotels Ltd. Sr Sub Notes,  9.00%, 03/15/07                          400,000                  392,000
                                                                                                                      ---------
                                                                                                                      2,913,675
                                                                                                                      ---------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001

                                                                                              SHARES OR
                                                                                              PRINCIPAL                 MARKET
                                                                                               AMOUNT                    VALUE
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (continued)
     METALS & MINING (4.4%)

         AK Steel Corp. Sr Notes,  9.125%, 12/15/06                                          $ 400,000                $ 410,500
         Centaur Mining Exploration Sr Secured Notes, 11.00%, 12/01/07                         250,000  (3)              12,500
         Freeport-McMoran C&G Debs.,  7.20%, 11/15/03                                          300,000                  265,500
         Glencore Nickel Pty Ltd. Sr Secured Bonds,  9.00%, 12/01/14                           400,000                  244,000
         Great Central Mines Ltd. Sr Notes,  8.875%, 04/01/08                                  500,000                  492,500
         National Steel Corp. First Mtg. Bonds,  8.375%, 08/01/06                              548,000  (3)             208,240
                                                                                                                      ---------
                                                                                                                      1,633,240
                                                                                                                      ---------
     OIL/GAS (6.4%)
         Clark R&M Inc. Sr Notes,  8.625%, 08/15/08                                            400,000                  344,000
         CMS Energy Corp. Sr Notes,  8.90%, 07/15/08                                           500,000                  507,500
         Frontier Oil Corp. Sr Notes, 11.75%, 11/15/09                                         300,000                  319,500
         Giant Industries Services Inc. Sr Sub Notes,  9.00%, 09/01/07                         400,000                  380,000
         KCS Energy Inc. Sr Notes, 11.00%, 01/15/03                                            435,000                  435,000
         Nuevo Energy Co. Sr Sub Notes,  9.50%, 06/01/08                                       400,000                  373,000
                                                                                                                      ---------
                                                                                                                      2,359,000
                                                                                                                      ---------
     REAL ESTATE (7.4%)
         CB Richard Ellis Sr Sub Notes, 11.25%, 06/15/11                                       300,000                  255,000
         Developers Diversified Realty Sr Notes,  7.50%, 07/15/18                              560,000                  457,246
         Lennar Corp. Sr Notes,  7.625%, 03/01/09                                              500,000                  505,000
         LNR Property Corp. Sr Sub Notes,  9.375%, 03/15/08                                    500,000                  487,500
         MDC Holdings Inc. Sr Notes,  8.375%, 02/01/08                                         300,000                  301,500
         Tanger Properties L.P. Sr Notes,  7.875%, 10/24/04                                    500,000                  494,250
         Toll Corp. Sr Sub Notes,  8.00%, 05/01/09                                             250,000                  245,000
                                                                                                                      ---------
                                                                                                                      2,745,496
                                                                                                                      ---------
     RETAIL (6.0%)
         Jones Apparel,  8.375%, 08/15/05                                                      250,000                  264,115
         Office Depot Inc. Sr Sub Notes, 10.00%, 07/15/08                                      300,000                  325,500
         Owens & Minor Inc.,  8.50%, 07/15/11                                                  300,000                  319,500
         Saks Inc. Notes,  9.875%, 10/01/11                                                    150,000  (1)             144,000
         The Pep Boys-Manny Moe & Jack Medium Term Notes,  6.75%, 03/10/04                     500,000                  475,000
         Tricon Global Restaurant Sr Notes,  7.65%, 05/15/08                                   400,000                  402,000
         Zale Corp. Sr Notes,  8.50%, 10/01/07                                                 300,000                  276,000
                                                                                                                      ---------
                                                                                                                      2,206,115
                                                                                                                      ---------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001

                                                                                            SHARES OR
                                                                                            PRINCIPAL                 MARKET
                                                                                              AMOUNT                   VALUE
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (continued)

     TELECOMMUNICATIONS-WIRELESS (4.5%)
         Centennial Cellular Communications Sr Sub Notes, 10.75%, 12/15/08                   $ 500,000                $ 435,000
         Millicom International Cellular Sr Discount Notes, 13.50%, 06/01/06                   250,000                  165,000
         Nextel Communications Sr Discount Notes,  0/9.75%, 10/31/07                           300,000  (2)             211,500
         Nextel Communications Sr Discount Notes,  0/10.65%, 09/15/07                          350,000  (2)             264,250
         Rogers Cantel Inc. Sr Secured Debs.,  9.375%, 06/01/08                                250,000                  258,750
         Rogers Cantel Inc. Sr Sub Notes,  8.80%, 10/01/07                                     350,000                  343,000
                                                                                                                      ---------
                                                                                                                      1,677,500
                                                                                                                      ---------
     TELECOMMUNICATIONS-WIRELINE (1.5%)
         Alaska Communications Sr Sub Notes,  9.375%, 05/15/09                                 500,000                  497,500
         Global Crossing Holding Ltd. Sr Notes,  9.125%, 11/15/06                              200,000  (3)              26,000
         Metromedia Fiber Network Sr Notes, 10.00%, 12/15/09                                   150,000                   43,500
                                                                                                                      ---------
                                                                                                                        567,000
                                                                                                                      ---------
     TRANSPORTATION (7.1%)
         Eurotunnel Finance Tier 1,  5.28%, 01/15/12                                         1,524,490  (a) (4)       1,201,273
         Eurotunnel Finance Tier 2,  5.28%, 12/31/18                                         1,524,490  (a) (4)       1,085,897
         Piedmont Aviation Inc. Equipment Trust Certificates,  9.80%, 05/08/04                 261,000                  169,650
         US Airways Inc. Equipment Trust Pass Through Certificates,  9.625%, 09/01/03          268,000                  174,200
                                                                                                                      ---------
                                                                                                                      2,631,020
                                                                                                                      ---------
     UTILITIES (6.1%)
         AES Eastern Energy Pass Through Certificates,  9.00%, 01/02/17                        500,000                  473,715
         Caithness Coso Funding Corp. Sr Secured Notes,  9.05%, 12/15/09                       500,000                  510,000
         Calpine Corp. Sr Notes,  8.50%, 02/15/11                                              500,000                  445,000
         Edison Mission Energy Sr Notes,  9.875%, 04/15/11                                     350,000                  357,000
         Pacific Gas & Electric Corp.,  7.25%, 08/01/26                                        500,000                  485,000
                                                                                                                      ---------
                                                                                                                      2,270,715
                                                                                                                      ---------
         TOTAL CORPORATE BONDS (COST $35,903,938)                                                                    31,073,499
                                                                                                                      ---------
PREFERRED STOCK (1.7%)
     HEALTH CARE (1.7%)
         Fresenius Medical Care Capital Trust Pfd.,  9.00%, 12/01/06                           600,000                  619,500
                                                                                                                      ---------
         TOTAL PREFERRED STOCK (COST $619,500)                                                                          619,500
                                                                                                                      ---------
REPURCHASE AGREEMENT (12.1%)
         Bank of New York Repurchase Agreement, 1.50%, 01/02/02 (dated 12/31/01; proceed
         $4,485,974 collateralized by $4,255,000 Federal Home Loan Bank Bond, 7.00% due
         02/15/2003, valued at $4,587,055.)                                                  4,485,600                4,485,600
                                                                                                                      ---------
         TOTAL REPURCHASE AGREEMENT (COST $4,485,600)                                                                 4,485,600
                                                                                                                      ---------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                                              SHARES OR
                                                                                              PRINCIPAL                 MARKET
                                                                                                AMOUNT                  VALUE
-------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET (0.0%)

         Bank of New York Cash Reserve                                                            $ 23            $        23
                                                                                                                  -----------
         TOTAL MONEY MARKET (COST $23)                                                                                     23
                                                                                                                  -----------
         Total Investments (Cost $41,009,061) (+)  97.9%                                                           36,178,622

         OTHER ASSETS IN EXCESS OF LIABILITIES  2.1%                                                                  761,553
                                                                                                                  -----------
         TOTAL NET ASSETS  100.0%                                                                                 $36,940,175
                                                                                                                  ===========

--------------------------------------------------------------------------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securitites as follows:


                            Unrealized appreciation       $ 1,202,824

                            Unrealized depreciation        (6,033,263)
                                                          -----------
                            Net unrealized depreciation   $(4,830,439)
                                                          ===========

          Principal denominated in the following currency.

         (a) Euro

         (1) Security exempt from registration under Rule 144A of the Securitites Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

         (2) Step - up Bond.

         (3) Security in Default.

         (4) Illiquid Security.


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
-------------------------------------------------------------------------------


For the quarter ending December 31, 2001, the VIF-Emerging Markets Bond Fund produced a total return of 4.89%. For the year 2001, the total return for the Fund was 3.26%. For the fourth quarter, our composite index (50% J.P. Morgan Emerging Markets Bond Index Plus and 50% J.P. Morgan Latin Eurobond Index) returned a -4.47% and for the full year 2001, a -7.20%.

We anticipate 2002 to be a robust year for emerging markets investments...
We saw a significant recovery across most markets in the latter part of the fourth-quarter as eleven consecutive Federal Reserve easings--totaling 475 basis points--prodded markets to look beyond September 11th and anticipate a 2002 recovery. Even with the Federal Reserve's overnight rate at 40-year lows, we believe that US markets have gotten ahead of themselves on a valuation basis. While monetary and fiscal policy may inspire a second-half 2002 recovery, we expect it to be more tepid than the V-shaped recovery some observers still predict.

With average yields in excess of 13% for emerging markets debt, we anticipate 2002 to be a robust year for emerging markets fixed income as higher yielding bonds (both emerging markets and domestic high yield) benefit from further investment inflows. A rekindling of investor confidence, combined with a concern that equity markets may be ahead of themselves, should continue to drive broader fixed income asset allocations into emerging markets debt.

Relative yields are also compelling. Emerging markets yields in excess of 13% compare to US BB/BB- yields of 9%, a relative spread pick-up of 400 basis points. Similarly, US high yield corporate issuer defaults in 2001 appear to have reached 10%, while Latin American corporate issuer defaults were only 2%. Default rates remain a lagging indicator and, in fact, we expect more defaults for emerging market issuers in 2002 (driven predominantly by Argentine issuers that may be forced into default). However, outside Argentina, 2002 looks to be a strong year for emerging markets debt performance.

Fundamental Outlook...
Emerging markets fundamentals have continued to move in line with the global economic slowdown. In 2001, emerging markets suffered from slowing growth as well as a reduction in capital flows (foreign direct investment, bank credit and portfolio flows). With the US recession likely to end and a US rate environment that remains supportive, emerging markets growth forecasts and market technicals--in particular, investor demand for yield--should be constructive for those markets with solid fundamentals. Going into 2002, we view this to be the case particularly for Mexico and Brazil.

We continue to view Mexico as an investment-grade convergence opportunity. Crossover investors will continue to drive spread compression and total return performance for Mexican assets. Brazil, having begun to recover this past quarter as it broke away from Argentine contagion, is also poised for solid performance. Brazil nevertheless faces important presidential elections in October 2002, which should turn first-half strength into second-half vigilance.

Argentina, systemic contagion contained...
Emerging markets have managed, to date, to isolate Argentina and limit contagion. There are two critical issues that have furthered this decoupling. The first is fundamental. Argentina has been the best advertised of train wrecks--markets have had a full year to prepare for the events now occurring. The Brazilian currency remains the best indicator of this decoupling. Having weakened to a low last year of 2.83, the Real has recovered and held.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------

The second issue is technical. Argentine debt, having at one time comprised almost 24% of JP Morgan's EMBI+ index, is currently weighted at less than 3%. The drop in weight has allowed index-based investors to cut their Argentine exposure dramatically. The drop also lessened the impact of Argentina on reported performance. While Argentina was down almost 67% this year, the EMBI+ index was down only 0.8%. Furthermore, Argentine banks, pension funds, and mutual funds hold an estimated 60% of Argentine sovereign debt. These factors have helped limit the contagion.

We remain concerned about the crisis in Argentina and see a risk of further social unraveling. We will continue to monitor conditions closely, but believe that Argentina 2001 is not at all comparable to Mexico 1994, Russia 1998 or Brazil 1999 with regard to expected recovery. Recall that we have held no investments in Argentine sovereign debt for over fourteen months and currently hold just one corporate bond investment that we believe has a lasting business franchise.

Investment Strategy and Summary...
At year-end, the Fund had a 30-day SEC yield of 12.24% and a current yield of 10.80%. The Fund's duration was 3.35 years, and the average maturity was 5.28 years. The net asset value per share at December 31, was $7.63. The Fund remains invested solely in U.S. dollar-denominated bonds. Approximately 68% of the Fund was invested in corporate bonds, with the remainder in government bonds. At year-end, core country allocations were: Mexico, 53%; Brazil, 39%; and Argentina, 1%. The remaining 7% was held in cash and accrued interest.

The Fund's investment strategy continues to focus on dollar-denominated, emerging markets corporate bonds with a present emphasis on Latin America, but with the flexibility to invest across the emerging markets universe. Our average credit rating for the Fund remains BB-. With emerging markets investment yields above 13%, we continue to see a positive risk-reward balance and fundamental value in our investments.


Richard C. Madigan                                                   Scott McKee
February 1, 2002

                                     OFFIT
                        VIF - EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------
The following graph represents the total return based on a $10,000 investment made in the OFFIT VIF-Emerging Markets Bond Fund at the trading commencement date of August 28, 1996 and held through December 31, 2001 as well as the performance of the J.P. Morgan Latin America Eurobond Index and the J.P. Morgan Emerging Markets Bond Index+ over the same period. In addition, to provide a comparison to the overall performance of the various asset classes in which the Fund invests, the graph below includes a composite of the return of the J.P. Morgan Emerging Markets Bond Index+ and J.P. Morgan Latin America Eurobond Index as well as comparison to the Lipper Analytical Emerging Market Debt Index. Past performance is not predictive of future performance.

---  OFFIT VIF-Emerging Markets Bond Fund
---  50% J.P. Morgan Emerging Markets Bond Index+ and 50% J.P. Morgan Latin
       America Eurobond Index
---  J.P. Morgan Emerging Markets Bond Index+
---  J.P. Morgan Latin America Eurobond Index
---  Lipper Analytical Emerging Market Debt Index


                                                            8/28/96    12/31/96     12/31/97    12/31/98    12/31/99     12/31/00
                                                            -------    --------     --------    --------    --------     --------
OFFIT VIF-Emerging Markets Bond Fund                         10,000      10,593       11,455       9,595      12,013       13,058
50% J.P. Morgan Emerging Markets Bond
  Index+ and 50% J.P. Morgan Latin America Eurobond Index    10,000      11,048       12,378      11,301      13,760       15,393
J.P. Morgan Emerging Markets Bond Index+                     10,000      11,818       13,356      11,440      14,411       15,907
J.P. Morgan Latin America Eurobond Index                     10,000      11,009       12,321      11,992      14,126       14,879
Lipper Analytical Emerging Market Debt Index                 10,000      11,896       13,563      10,686      13,293       14,546



------------------------------------------------------------------------------------------------------------------
                                                                                            Since Inception
                 Total Return                         One Year             Three Year       (August 28, 1996)
                 ------------                         --------             ----------       -----------------
OFFIT VIF-Emerging Markets Bond Fund*                   3.26%                4.97%                  5.69%
Composite Index: 50% J.P. Morgan Emerging
Markets Bond Index+ and 50% J.P. Morgan
Latin America Eurobond Index                           (7.20%)               5.27%                  6.90%
J.P. Morgan Emerging Markets Bond Index+               (0.79%)               6.95%                  8.99%
J.P. Morgan Latin America Eurobond Index              (13.62%)               3.58%                  4.81%
Lipper Analytical Emerging Market Debt Index           11.08%                5.27%                  9.40%
------------------------------------------------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

                                                                                             SHARES OR
                                                                                             PRINCIPAL                MARKET
                                                                                              AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (66.2%)

     BANKING (2.9%)
         BRAZIL (2.9%)
            Banco Nacional de Desenvolvimento Economicoe Social, 11.25%, 09/20/05            $ 200,000               $ 201,000
                                                                                                                     ---------
     BUILDING MATERIALS (4.6%)
         MEXICO (4.6%)
            Cemex International Capital LLC.,  9.66%, 11/29/49                                 150,000                 162,375
            International de Ceramica, S.A.,  9.75%, 08/01/02                                  175,000                 166,250
                                                                                                                     ---------
                                                                                                                       328,625
                                                                                                                     ---------
     CABLE & SATELLITE (6.6%)
         ARGENTINA (0.6%)
            Cablevision S.A., 12.50%, 03/02/03                                                 170,000                  39,100
                                                                                                                     ---------
         MEXICO (6.0%)
            Innova S.de R.L., 12.875%, 04/01/07                                                450,000                 427,500
                                                                                                                     ---------
                                                                                                                       466,600
     FOOD (1.0%)
         ARGENTINA (1.0%)
            Mastellone Hermanos S.A., 11.75%, 04/01/08                                         350,000                  73,500
                                                                                                                     ---------
     INDUSTRIAL (0.7%)
         MEXICO (0.7%)
            Sanluis Corp. S.A.,  8.875%, 03/18/08                                              350,000       (3)        52,500
                                                                                                                     ---------
     INDUSTRIAL CONGLOMERATES (4.0%)
         MEXICO (4.0%)
            Vicap S.A., 11.375%, 05/15/07                                                      350,000                 283,500
                                                                                                                     ---------
     MEDIA (11.3%)
         Brazil (5.1%)
            Globo Communicacoes Participacoes, 10.50%, 12/20/06                                270,000                 189,000
            Globo Communicacoes Participacoes, 10.625%, 12/05/08                               250,000                 167,500
                                                                                                                     ---------
                                                                                                                       356,500
                                                                                                                     ---------
         MEXICO (6.2%)
            Grupo Televisa S.A.,  8.00%, 09/13/11                                              150,000       (1)       149,813
            TV Azteca S.A. de C.V. Sr Notes, Series B, 10.50%, 02/15/07                        300,000                 291,750
                                                                                                                     ---------
                                                                                                                       441,563
                                                                                                                     ---------
                                                                                                                       798,063
                                                                                                                     ---------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                          DECEMBER 31, 2001(CONTINUED)

                                                                                             SHARES OR
                                                                                             PRINCIPAL                MARKET
                                                                                              AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (continued)
     OIL/GAS (8.5%)
         BRAZIL (8.5%)

            Cia Petrolifera Marlim, 12.25%, 09/26/08                                         $ 600,000               $ 604,500
                                                                                                                     ---------
     PACKAGING (3.7%)
         MEXICO (3.7%)
            Corporacion Durango S.A de C.V., 13.125%, 08/01/06                                 279,000                 262,260
                                                                                                                     ---------
     RETAIL (8.8%)
         MEXICO (8.8%)

            Grupo Elektra S.A. de C.V., 12.00%, 04/01/08                                       625,000                 625,000
                                                                                                                     ---------
     TELECOMMUNICATIONS (14.1%)
         MEXICO (14.1%)
            Alestra S.A. de C.V., 12.625%, 05/15/09                                            550,000                 412,500
            Grupo Iusacell S.A. de C.V., 14.25%, 12/01/06                                      300,000                 322,500
            Telefonos de Mexico S.A. Sr Notes,  8.25%, 01/26/06                                250,000                 261,875
                                                                                                                     ---------
                                                                                                                       996,875
                                                                                                                     ---------
            Total Corporate Bonds (Cost $5,450,977)                                                                  4,692,423
                                                                                                                     ---------
     SOVEREIGN DEBT (26.9%)
         BRAZIL (22.5%)
            Brazil Development Fund,  9.625%, 12/12/11                                         400,000       (1)       384,000
            Republic of Brazil, 9.625%, 07/15/05                                               450,000                 425,250
            Republic of Brazil EI,  3.188%, 04/15/06                                           900,000       (2)       787,500
                                                                                                                     ---------
                                                                                                                     1,596,750
                                                                                                                     ---------
         MEXICO (4.4%)
            United Mexican States,  8.375%, 01/14/11                                           300,000                 311,250
                                                                                                                     ---------
            Total Foreign Governments (Cost $1,906,555)                                                              1,908,000
                                                                                                                     ---------
REPURCHASE AGREEMENT (4.4%)
            Bank of New York Repurchase Agreement, 1.50%, 01/02/02 (dated 12/31/01;
            proceeds $310,826 collateralized by $310,000 Federal Home Loan Bank Bond,
            5.70%, due 04/26/06,valued at $316,972).                                           310,800                 310,800
                                                                                                                     ---------
            TOTAL REPURCHASE AGREEMENT (COST $310,800)                                                                 310,800
                                                                                                                     ---------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                DECEMBER 31, 2001

                                                                                               SHARES OR
                                                                                               PRINCIPAL                MARKET
                                                                                                AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND (0.0%)

            Bank of New York Cash Reserve                                                         $ 33            $        33
                                                                                                                  -----------
            TOTAL MONEY MARKET FUND (COST $33)                                                                             33
                                                                                                                  -----------
            TOTAL INVESTMENTS (COST $7,668,365) (+) -- 97.5%                                                        6,911,256
            OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.5%                                                             175,848
                                                                                                                  -----------
            TOTAL NET ASSETS -- 100.0%                                                                            $ 7,087,154
                                                                                                                  ===========

+ At December 31, 2001, the cost for federal income tax purposes was $7,673,496. Net unrealized depreciation was $762,240. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $94,759 and aggregate gross unrealized depreciation for all secutities in which there was an excess of tax cost over market value of $856,999.

(1) Security exempt from registration under Rule144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)  Interst rate shown is the rate in effect at December 31, 2001.

(3)  Security in default.

     Country Diversification (as a percentage of Total Investments):

            Argentina                    1.6%
            Brazil                      39.9%
            Mexico                      54.1%
            United States                4.4%
                                    --------
                                       100.0%
                                    ========

  The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------

In a tough investment year, we are pleased to report that the DJG Value Equity Fund gained 5.19%. In so doing, we have accomplished an important tenet of value investing: Protect capital during difficult times. In contrast, most of the major equity indices incurred losses for the year and delivered the worst two-year results in more than two decades while the fund has increased 12.4% over the last two years.

The year 2001 will be hard to forget. It has been etched into our minds for many reasons - most of them negative.

o Our world was permanently changed by terrorism on September 11, and the United States went to war to protect our people and our interests against the terror.
o Financial headlines regularly featured major bankruptcies, culminating in the December collapse of Enron - the largest bankruptcy in American history.
o Japan suffered with its third recession in a decade, and Argentina prepared for a disorderly debt default.
o There was a constant flow of downward revisions of earnings by corporations for 2001 and early 2002, which accelerated in the fourth quarter.
o Notwithstanding early hopes of recovery from the NASDAQ meltdown and rolling bear markets of 2000, a synchronized global recession overtook us in 2001. Over one million jobs were lost in the U.S. alone, and consumer confidence waned. The S&P 500 fell 12%, the Dow fell 7%, and NASDAQ gave up another 21%.

In that context, notwithstanding our share of disappointments during the year, we are pleased with the performance of the fund. More important, we feel the fund is now well positioned in stocks that will provide significant appreciation potential over time. Some of that appreciation was realized in our fourth quarter gain of about 9% - driven by a generally improving market. While we fully expected some recovery from the difficult third quarter, we were surprised by the depth and breadth of the market's improvement in light of the highly uncertain economic and political climate. In addition, the sharp decline in stock prices immediately after September 11 allowed us to purchased positions in several high-quality companies at attractive prices. These additions also added value during the quarter.

To be sure, the fact that interest rates have been cut to multi-decade lows by the Federal Reserve has been invaluable to the stock market. As corporate earnings stagnated and declined over the past two years, rate reductions and continued low inflation were indisputably responsible for mitigating the general market decline and have left P/E multiples at unusually high levels at this stage of a recession. However, with interest rates at or near a "bottom", improving corporate profits (not multiple expansion) must be the driver for market performance going forward. In fact, it is clear that the recent market upswing has already discounted a meaningful increase in both profits and visibility, leaving the market vulnerable to any disappointments in the economic recovery.

Of course, individual stock price improvements often derive from sources other than a general market rally. As you know, rather than attempting to anticipate general market trends, we focus on the unanticipated impact of various types of change on corporate culture, returns and cash flows. Change creates opportunity. Consequently, our portfolios emphasize companies in transition, and we expect that some of our major holdings should generate appreciation in 2002 as a result of event drivers.

The declining business environment in 2001 caused a dearth of mergers and acquisitions, a usual source of appreciation for us. For management teams, M&A transactions are capital allocation decisions that are

                                      OFFIT
                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------

difficult to make in a low-confidence environment. Moreover, potentially interested parties are likely to have their own internal issues. As a result, our portfolios experienced limited benefit from strategic combinations: Galileo International was purchased by Cendant, and Dime Bancorp has been acquired by Washington Mutual. Both deals were excellent value enhancing transactions. In the event that the economy stabilizes in 2002 and the business outlook improves, we could profit from a pick-up in these types of strategic combinations.

As we enter 2002, in light of generally high market valuations and the current political and economic uncertainty, we intend to remain highly selective. As disciplined value investors we will continue to refine the portfolio by seeking out higher quality, financially strong companies with internal event characteristics selling at low valuations. We will position these stocks aggressively when they reach opportunistic prices that provide an adequate margin of safety.

Due to the powerful effect of compounding, it has always been a fundamental precept of David J. Greene and Company that preserving clients' capital in difficult times is at least as important as building capital in better times. As a result, we have generated satisfactory returns over extended market cycles as reflected in the compound annual return of 12.6% enjoyed by the Fund since inception as compared to 10.7% for the S&P 500. We remain committed to that approach and look forward to higher returns as the economic environment improves.

Erwin A. Zeuschner
David J. Greene and Company, LLC
February 1, 2002

                                      OFFIT
                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------
The following graph represents the total return based on a $10,000 investment made in the DJG Value Equity Fund at the trading commencement date of April 11, 1997 and held through December 31, 2001 as well as the performance of the S&P 500 Stock Index over the same period. Past performance is not predictive of future performance.

---  DJG Value Equity Fund
---  S&P 500 Stock Index

                               4/11/97   12/31/97     12/31/98    12/31/99    12/31/00     12/31/01
                               -------   --------     --------    --------    --------     --------
DJG Value Equity Fund           10,000     13,311        12737       15712     16,626       17,489
S&P 500 Stock Index             10,000     12,985        16698       20212     18,376       16,197


-------------------------------------------------------------------------------------------------
                                          Since Inception
       Total Return                          One Year                    (April 11, 1997)
       ------------                       ----------------               ----------------
DJG Value Equity Fund*                         5.19%                          12.55%
S&P 500 Stock Index                          (11.88%)                         10.74%
-------------------------------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

                                                                                         SHARES OR
                                                                                         PRINCIPAL                  MARKET
                                                                                           AMOUNT                    VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (79.9%)
     AGRICULTURE (2.8%)
         IMC Global, Inc.                                                                   12,950                  $ 168,350
                                                                                                                    ---------
     Beverages (1.8%)
         PepsiAmericas, Inc.                                                                 8,000                    110,400
                                                                                                                    ---------
     COMPUTER EQUIPMENT (2.5%)
         Quantum Corporation - DLT & Storage Systems*                                       15,000                    147,750
                                                                                                                    ---------
     CONSULTING (0.2%)
         Comdisco, Inc.                                                                     27,000                     14,040
                                                                                                                    ---------
     Entertainment (1.7%)
         The Walt Disney Co.                                                                 5,000                    103,600
                                                                                                                    ---------
     FINANCIAL SERVICES (18.1%)
         Cendant Corp.*                                                                     19,944                    391,102
         Dime Bancorp, Inc.                                                                  7,000                    252,560
         Pittston Brink's Group                                                             13,500                    298,350
         South Trust Corp.                                                                   6,000                    148,020
                                                                                                                    ---------
                                                                                                                    1,090,032
                                                                                                                    ---------
     HEALTH CARE (3.1%)
         HEALTHSOUTH Corp.*                                                                 12,500                    185,250
                                                                                                                    ---------
     INDUSTRIAL (1.9%)
         Wabtec Corp.                                                                        9,000                    110,700
                                                                                                                     ---------
     MANUFACTURING (7.7%)
         Cytec Industries, Inc.*                                                             2,500                     67,500
         Kimberly-Clark Corp.                                                                3,000                    179,400
         Navistar International Corp.                                                        5,500                    217,250
                                                                                                                    ---------
                                                                                                                      464,150
                                                                                                                    ---------
     MEDICAL HOSPITAL SERVICES (3.6%)
         Health Net, Inc.*                                                                  10,000                    217,800
                                                                                                                    ---------
     OFFICE SUPPLIES (1.0%)
         Wallace Computer Services, Inc.                                                     3,000                     56,970
                                                                                                                    ---------
     PACKAGING & CONTAINERS (3.0%)
         Pactiv Corp.*                                                                      10,000                    177,500
                                                                                                                    ---------


    The accompanying notes are an integral part of the financial statements.

                                      OFIT
                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                                          SHARES OR
                                                                                          PRINCIPAL                  MARKET
                                                                                           AMOUNT                    VALUE
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (continued)
     PHARMACEUTICALS (3.6%)
         ICN Pharmaceuticals, Inc.                                                           5,000                  $ 167,500
         IVAX Corp.*                                                                         2,500                     50,350
                                                                                                                    ---------
                                                                                                                      217,850
                                                                                                                    ---------
     RETAIL (9.9%)
         Albertson's, Inc.                                                                   4,000                    125,960
         CVS Corp.                                                                           6,000                    177,600
         Footstar, Inc.*                                                                     5,500                    172,150
         The TJX Companies, Inc.                                                             3,000                    119,580
                                                                                                                    ---------
                                                                                                                      595,290
                                                                                                                    ---------
     TECHNOLOGY (3.9%)
         Genuity, Inc.*                                                                     93,500                    147,730
         Unisys Corp.*                                                                       7,000                     87,780
                                                                                                                    ---------
                                                                                                                      235,510
                                                                                                                    ---------
     TELECOMMUNICATIONS (10.1%)
         AT&T Corp.                                                                          3,000                     54,420
         AT&T Wireless Services, Inc.*                                                       8,965                    128,827
         Sprint Corp.                                                                        3,000                     60,240
         Telephone and Data Systems, Inc.                                                    2,500                    224,375
         Verizon Communications, Inc.                                                        3,000                    142,380
                                                                                                                    ---------
                                                                                                                      610,242
                                                                                                                    ---------
     TRANSPORTATION (1.1%)
         GATX Corp.                                                                          2,000                     65,040
                                                                                                                    ---------
     UTILITIES (3.9%)
         Constellation Energy Group, Inc.                                                    5,000                    132,750
         PPL Corp.                                                                           3,000                    104,550
                                                                                                                    ---------
                                                                                                                      237,300
                                                                                                                    ---------
         TOTAL COMMON STOCKS (COST $4,523,521)                                                                      4,807,774

RIGHTS/WARRANTS (0.0%)
     FINANCIAL SERVICES (0.0%)
         Dime Bancorp, Inc.*                                                                 8,000                      1,200
                                                                                                                    ---------
         TOTAL RIGHTS/WARRANTS (COST $1,135)                                                                            1,200
                                                                                                                    ---------


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                                        SHARES OR
                                                                                         PRINCIPAL                  MARKET
                                                                                          AMOUNT                    VALUE
-----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND (20.1%)

         Bank of New York Cash Reserve                                                  $1,205,953                $ 1,205,953
                                                                                                                  -----------
         TOTAL MONEY MARKET FUND (COST $1,205,953)                                                                  1,205,953
                                                                                                                  -----------

         TOTAL INVESTMENTS (COST $5,730,609) (+) -- 100.0%                                                          6,014,927
         OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0%                                                                    992
                                                                                                                  -----------
         TOTAL NET ASSETS -- 100.0%                                                                               $ 6,015,919
                                                                                                                  ===========
-----------------------------------------------------------------

         + Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                        Unrealized appreciation                 $ 926,259
                        Unrealized depreciation                  (641,941)
                                                                ---------
                        Net unrealized appreciation             $ 284,318
                                                                =========

         * Denotes non-income producing security for the year ended December 31, 2001.



    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                             VIF-U.S. SMALL CAP FUND
--------------------------------------------------------------------------------


Even though smaller capitalization stocks outperformed larger companies in 2001, for the third year in a row, the absolute returns were modest. For the year, the Russell 2000 Index had a total return of 2.5% while the S&P 500 Index returned -11.9%. The over 1400 basis point outperformance by small capitalization stocks was the best relative performance since 1991. For the quarter ending December 31, 2001, the Russell 2000 Index returned 21.1% versus a 10.7% return for the S&P 500 Index. The OFFIT VIF-U.S. Small Cap Fund underperformed its benchmark in the fourth quarter, returning 19.2% (18.7%, net of fees) versus 21.1% for the index, and the year, with a return of 2.0% (0.4% net of fees) versus the 2.5% for the Russell 2000 Index. The Fund's performance for the longer time frames continues to be very strong, significantly outperforming its benchmark for the two years, three years and since inception time frames.

Technology and consumer discretionary companies accounted for nearly half of the Russell 2000 Index's fourth quarter gain. None of the industrial sectors finished in the red for the quarter and eight posted double-digit gains. The leader, technology, was up over 47%, while consumer discretionary rose nearly 30% for the quarter. Utilities, while positive, lagged the overall group, returning slightly over 5%. For the year, the consumer staples sector led all sectors returning nearly 34%. The leading contributor to the index's return however, was consumer discretionary, which returned 19% for the year. Energy, the big winner in 2000, was the worst performer in 2001 returning -26% for the year. Technology, despite its strong fourth quarter rebound, was down over 21% for the year.

PORTFOLIO REVIEW:

During the fourth quarter our portfolio rebounded strongly. Our materials processing holdings led the way in absolute performance, returning 51% for the quarter, followed by technology (+41%) and consumer staples (+34%). In the financial services sector our stock selection had the greatest impact on the portfolio's relative performance, as our holding's outperformed the benchmark sector by more than 2600 basis points (+33.5% versus 7.5%). Our consumer discretionary holdings also rose during the quarter, although we lagged the benchmark sector (+21.8% versus +30.0%). In the healthcare sector, our stock selection and slight overweighting detracted from total performance for the quarter.

For the year, our stock selection and weighting in healthcare had the greatest positive impact on the portfolio, as we outperformed the benchmark sector by more than 3700 basis points (+28.8% versus -9.4%). Also additive for the year was our holdings in financial services, which gained 34.9% versus 15.6% for the Russell 2000 Index Financials sector. Our technology holdings, although negative, also outperformed the Russell 2000 Index Technology sector providing positive attribution to the overall Fund's performance (-7.6% versus -20.6%). The top performers for the year were spread over several industries, Kronos (financial services), Microsemi (technology/electronics) and Medquist (healthcare). On the flip side, technology had four out of the bottom ten performers for the year, with Rehab Care (healthcare) and Magnum Hunter (oil and gas) having the greatest negative impact on the Fund's return.

                                      OFFIT
                             VIF-U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

We added two new names to the portfolio during the quarter: Performance Food Group, a broad line foodservice distributor that markets and distributes national and proprietary brand food and non-food products and Education Management Group, a provider of proprietary postsecondary education in the United States.

Historically small capitalization stocks have under performed during a recession and have generally been the leader coming out of one. This time small caps have outperformed during the recession and may have already had their bounce as evidenced by the returns in the fourth quarter. Valuations are stretched by historical standards and, according to work done by Prudential, the relative and absolute expected sales and earnings growth levels are well below their historical averages. Having said that, we continue to believe that we will be able to find companies with reasonable valuations and attractive growth prospects.


Rockefeller & Co.
February 1, 2002

                                      OFFIT
                            VIF - U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

The following graph represents the total return based on a $10,000 investment made in the OFFIT VIF- U.S. Small Cap Fund at the trading commencement date of April 11, 1997 and held through December 31, 2001 as well as the performance of the Russell 2000 Index and the S&P 500 Index over the same period. Past performance is not predictive of future performance.

---  OFFIT VIF-U.S. Small Cap Fund
---  Russell 2000 Index
---  S&P 500 Index

                                   4/11/97   12/31/97     12/31/98    12/31/99    12/31/00     12/31/01
                                   -------   --------     --------    --------    --------     --------
OFFIT VIF-U.S. Small Cap Fund       10,000     12,681       12,449      19,173      19,300      19,383
Russell 2000 Index                  10,000     12,788       12,460      15,109      14,625      14,991
S&P 500 Index                       10,000     12,985       16,698      20,212      18,376      16,197


------------------------------------------------------------------------------------------------------
                                                                                 Since Inception
                  Total Return                           One Year               (April 11, 1997)
                  ------------                           --------               ----------------

OFFIT VIF-U.S. Small Cap Fund*                              0.43%                    15.02%
Russell 2000 Index                                          2.50%                     9.05%
S&P 500 Index                                             (11.88%)                   10.74%
------------------------------------------------------------------------------------------------------



*Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. Small Cap Funds typically carry additional risk since smaller companies generally have a higher risk of failure. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                             VIF-U.S. SMALL CAP FUND
--------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

                                                                                     SHARES OR
                                                                                     PRINCIPAL                  MARKET
                                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (90.6%)
     BANKING (4.6%)
         Alaska Pacific Bancshares, Inc.                                                  4,750                 $ 50,587
         UnionBanCal Corp.                                                                2,400                   91,200
                                                                                                                --------
                                                                                                                 141,787
                                                                                                                --------
     BUILDING/CONSTRUCTION (3.6%)
         Dal-Tile International, Inc.*                                                    4,765                  110,786
                                                                                                                --------

     COMMERCIAL SERVICES (9.7%)
         F.Y.I., Inc.*                                                                    2,750                   92,125
         Iron Mountain, Inc.*                                                             2,355                  103,149
         On Assignment, Inc.*                                                             4,460                  102,446
                                                                                                                --------
                                                                                                                 297,720
     COMPUTERS (7.3%)
         eXcelon Corporation*                                                            21,220                   24,827
         Kronos, Inc.*                                                                    2,735                  132,319
         SAGA SYSTEMS, Inc.*                                                              5,410                        -
         Wind River Systems, Inc.*                                                        3,787                   67,825
                                                                                                                --------
                                                                                                                 224,971
     DATA PROCESSING (4.6%)
         FactSet Research Systems, Inc.                                                   3,390                  118,480
         Network Appliance, Inc.*                                                         1,025                   22,417
                                                                                                                --------
                                                                                                                 140,897
                                                                                                                --------
     EDUCATION (1.4%)
         Education Management Corp. *                                                     1,200                   43,500
                                                                                                                --------
     ELECTRICAL EQUIPMENT (1.2%)
         WESCO International, Inc.*                                                       7,562                   37,432
                                                                                                                --------
     ELECTRONICS (13.3%)
         Amkor Technology, Inc.*                                                          2,400                   38,472
         Littelfuse, Inc.*                                                                2,375                   62,320
         Mentor Graphics Corp.*                                                           4,580                  107,951
         Microsemi Corp. *                                                                4,180                  124,146
         Trimble Navigation Ltd.*                                                         2,950                   47,819
         Vicor Corp.*                                                                     1,750                   28,350
                                                                                                                --------
                                                                                                                 409,058
                                                                                                                --------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                             VIF-U.S. SMALL CAP FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001



                                                                                      SHARES OR
                                                                                      PRINCIPAL                 MARKET
                                                                                       AMOUNT                    VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (continued)
     FINANCIAL SERVICES (8.2%)
         DVI, Inc.*                                                                       4,070                 $ 70,004
         Financial Federal Corp.*                                                         1,902                   59,438
         The BISYS Group, Inc.*                                                           1,900                  121,581
                                                                                                                --------
                                                                                                                 251,023
                                                                                                                --------
     HEALTH SERVICES/HEALTH CARE (9.6%)
         Healthcare Services Group, Inc. *                                                2,825                   29,098
         MedQuist, Inc.*                                                                  3,533                  103,340
         RehabCare Group, Inc.*                                                           2,100                   62,160
         Sunrise Assisted Living, Inc.*                                                   3,490                  101,594
                                                                                                                --------
                                                                                                                 296,192
                                                                                                                --------
     HOME FURNISHINGS (5.4%)
         Applica Inc. *                                                                   9,650                   86,947
         Cost Plus, Inc.*                                                                 2,950                   78,175
                                                                                                                --------
                                                                                                                 165,122
                                                                                                                --------
     INDUSTRIAL (0.4%)
         Performance Food Group Co.*                                                        360                   12,661
                                                                                                                --------

     MEDICAL EQUIPMENT AND SUPPLIES (1.1%)
         ResMed, Inc.*                                                                      650                   35,048
                                                                                                                --------

     OIL & GAS EXPLORATION (10.2%)
         Magnum Hunter Resources, Inc.*                                                   5,875                   48,763
         Newpark Resources, Inc.*                                                         7,890                   62,331
         Range Resources Corp.*                                                          10,810                   49,186
         Rio Alto Exploration Ltd.*                                                       4,300                   50,374
         XTO Energy, Inc.                                                                 5,850                  102,375
                                                                                                                --------
                                                                                                                 313,029
                                                                                                               --------
     PHARMACY SERVICES (2.1%)
         Syncor International Corp. *                                                     2,200                   63,008
                                                                                                                --------

     SERVICES/ADVERTISING (3.0%)
         Getty Images, Inc.*                                                              4,050                   93,069
                                                                                                                --------


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                             VIF-U.S. SMALL CAP FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                                      SHARES OR
                                                                                       PRINCIPAL                 MARKET
                                                                                       AMOUNT                    VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (continued)
     TECHNOLOGY (2.8%)
         AstroPower, Inc.*                                                                1,000              $    40,430
         Triumph Group, Inc.*                                                             1,400                   45,500
                                                                                                             -----------
                                                                                                                  85,930
                                                                                                             -----------
     TELECOMMUNICATIONS (2.1%)
         EchoStar Communications Corp.*                                                   2,400                   65,928
                                                                                                             -----------

         TOTAL COMMON STOCKS (COST $2,163,611)                                                                 2,787,161
                                                                                                             -----------
MONEY MARKET FUND (10.1%)
         Bank of New York Cash Reserve                                                $ 310,214                  310,214
                                                                                                             -----------
         TOTAL MONEY MARKET FUND (COST $310,214)                                                                 310,214
                                                                                                             -----------
         TOTAL INVESTMENTS (COST $2,473,825)  (+) - 100.7%                                                     3,097,375
         LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7%)                                                          (20,707)
                                                                                                             -----------
         TOTAL NET ASSETS - 100.0%                                                                           $ 3,076,668
                                                                                                             ===========


     ----------------------------------------------------------------------- +
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securitites as follows:

                       Unrealized appreciation      $ 873,155
                       Unrealized depreciation       (249,605)
                                                    ---------
                       Net unrealize appreciation   $ 623,550
                                                    =========


*   Denotes non-income producing security for the year ended December 31, 2001.



    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF-TOTAL RETURN FUND
--------------------------------------------------------------------------------

The VIF-Total Return Fund had a return of 4.08% for the second half of 2001 and 7.10% for the year. In comparison, the Lehman Brothers Aggregate Bond Index returned 4.66% and 8.42%, respectively. As of December 31, 2001, the Fund's net asset value was $10.30 and its 30-day SEC yield was 3.68%. The average maturity of the Fund was 4.8 years, with a 3.6 year duration.

Through much of the past year, the Fund was positioned to profit from falling interest rates and the narrowing of credit spreads that typically occurs during this stage of the business cycle. One reason for underperformance is that the yield curve steepened but in an unexpected manner. The 2-year Treasury yields fell 210 basis points to 3.0%, but 10-year yields remained essentially unchanged at 5.0%. On a performance basis, 1-3 year Treasurys had an 8.3% total return compared with 6.9% from 7-10 year Treasurys. The second problem was that the high yield market again underperformed the investment grade sector. This was largely due to the market reaction from the September 11 attack. Up until September 11, the OFFIT VIF- High Yield Fund was up more than 8%. The attack wiped out much of this return, yet the Fund managed to earn a 7.8% total return by year's end. This is where the VIF-Total Return Fund put most of its corporate credit position. In contrast, investment grade corporate bonds returned 10.3% for the year.

Looking forward, opinion on the shape and speed of recovery is mixed. Market participants who are more pessimistic point to remaining debt overhangs in household and corporate balance sheets, overinvestment in new technology, and an equity market overvalued by most historic standards. The more optimistic focus on rapid money growth, a positive yield curve, and lower energy costs--a reversal of the factors that created the recession. There are, in addition, already enacted tax cuts and promised increases in federal spending, particularly for defense. There is also the likelihood of an $80 billion stimulus package being passed in the first quarter.

Our view is that the force of monetary and fiscal policy being brought to bear on the economy will induce recovery. Our confidence in this outlook is underscored by the extent of inventory liquidations, layoffs and balance sheet corrections that were well underway prior to September 11 and accelerated after that date. Interest rates, we believe, have put in their cyclical lows. Although the trend for interest rates now points up, the trend will follow a jagged pattern as markets act and react to the mixed picture that data typically portray at economic turning points.

Although the trend for interest rates now points up, the trend will follow a jagged pattern as markets act and react to the mixed picture that data typically portray at economic turning points. On a cyclical basis, Treasurys can be expected to underperform in this environment, as they did last year. On a longer-run basis, the return of budget deficits for at least the next several years reduces the scarcity value of Treasurys and allows non-Treasurys, specifically corporates and mortgage pass-thrus, to outperform on a relative basis.

The improving economy and better overall credit quality of the high yield market should finally provide strong relative returns in 2002.

Despite a weakening global economic picture in 2001, the emerging debt market proved itself more mature and stable. The problems in Argentina, for example, have not spread to other markets, particularly to Brazil and Mexico - where the OFFIT VIF-Emerging Markets Bond Fund investments are concentrated. In light of an improving US economy bolstered by low yield levels, emerging economies should improve in 2002 and their higher yielding debt should attract sufficient investment flows. Emerging market yields are currently running at over 13%.

Steven Blitz                                                      Isaac Frankel
February 1, 2002

                                      OFFIT
                             VIF - TOTAL RETURN FUND
--------------------------------------------------------------------------------


The following graph represents the total return based on a $10,000 investment made in the OFFIT VIF-Total Return Fund at the trading commencement date of June 30, 1998 and held through December 31, 2001 as well as the performance of the Lehman Brothers Aggregate Bond Index over the same period. Past performance is not predictive of future performance.

---  OFFIT VIF-Total Return Fund
---  Lehman Brothers Aggregate Fund Index

                                         6/30/98     12/31/98    12/31/99      12/31/00      12/31/01
                                         -------     --------    --------      --------      --------
OFFIT VIF-Total Return Fund               10,000      10,170       9,927        10,738        12,552
Lehman Brothers Aggregate Fund Index      10,000      10,458      10,371        11,577        11,502



-------------------------------------------------------------------------------------------------------------------------
                                                                                                      Since Inception
                     Total Return                         One Year               Three Year           (June 30, 1998)
                     ------------                         --------               ----------           ---------------
OFFIT VIF-Total Return Fund*                               7.10%                    4.27                   4.14%
Lehman Brothers Aggregate Bond Index                       8.42%                    6.27%                  6.71%
-------------------------------------------------------------------------------------------------------------------------


*Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Index shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                              VIF-TOTAL RETURN FUND
--------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

                                                                                 SHARES OR
                                                                                 PRINCIPAL              MARKET
                                                                                  AMOUNT                VALUE
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (21.3%)
     ENTERTAINMENT (1.7%)

         The Walt Disney Co., 5.50% 12/29/06                                    $ 50,000                $ 49,507
                                                                                                        --------
     FINANCIAL SERVICES (18.1%)
         Bank of America Corp.,  7.40%, 01/15/11                                  50,000                  53,611
         Bank One Corp.,  7.875%, 08/01/10                                        50,000                  55,055
         CIT Group Inc.,  7.625%, 08/16/05                                        35,000                  37,607
         Duke Capital Corp.,  7.25%, 10/01/04                                     50,000                  53,359
         Ford Motor Credit Corp.,  6.875%, 02/01/06                               50,000                  50,072
         General Motors Acceptance Corp.,  6.75%, 01/15/06                        50,000                  50,823
         JP Morgan Chase & Co.,  6.75%, 02/01/11                                  50,000                  51,184
         Sears Roebuck Acceptance,  7.00%, 02/01/11                               50,000                  50,760
         Verizon Global Funding Corp.,  7.25%, 12/01/10                           50,000                  53,557
         Wells Fargo Bank N.A.,  6.45%, 02/01/11                                  50,000                  51,053
                                                                                                        --------
                                                                                                         507,081
                                                                                                        --------
     TELECOMMUNICATIONS (1.5%)

         Verizon Communications,  6.36%, 04/15/06                                 40,000                  41,169
                                                                                                        --------
         TOTAL CORPORATE BONDS (COST $590,975)                                                           597,757
                                                                                                        --------
FEDERAL HOME LOAN MORTGAGE CORPORATION (10.9%)
         Federal Home Loan Mortgage Corp.,  5.125%, 10/15/08                     125,000                 123,299
         Federal Home Loan Mortgage Corp.,  6.625%, 09/15/09                     170,000                 180,981
                                                                                                        --------
         TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $286,114)                                    304,280
                                                                                                        --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (12.7%)
         Federal National Mortgage Assoc.,  6.375%, 06/15/09                      95,000                 100,157
         Federal National Mortgage Assoc., 7.00%, 12/01/31                       250,000                 255,000
                                                                                                        --------
         TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $347,943)                                     355,157
                                                                                                        --------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.8%)
         Government National Mortgage Assoc.,  6.50%, 04/15/29                    47,385                  47,637
         Government National Mortgage Assoc.,  8.00%, 01/15/30                    29,469                  30,841
                                                                                                        --------
         TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $74,565)                                    78,478
                                                                                                        --------



    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF-TOTAL RETURN FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                                HARES OR
                                                                                PRINCIPAL                MARKET
                                                                                 AMOUNT                  VALUE
-----------------------------------------------------------------------------------------------------------------
MUTUAL FUNDS (7.0%)

         OFFIT VIF-Emerging Markets Bond Fund                                    $ 7,159 (1)           $   54,625
         OFFIT VIF-High Yield Fund                                                17,068 (1)              142,516
                                                                                                       ----------
         TOTAL MUTUAL FUNDS (COST $206,514)                                                               197,141
                                                                                                       ----------
U.S. TREASURY NOTES (28.7%)
         Notes,  4.75%, 01/31/03                                                 320,000                  328,887
         Notes,  5.50%, 05/15/09                                                 170,000                  176,169
         Notes,  6.875%, 05/15/06                                                120,000                  132,244
         Notes,  7.25%, 05/15/16                                                 145,000                  167,639
                                                                                                       ----------
         TOTAL U.S. TREASURY NOTES (COST $786,382)                                                        804,939
                                                                                                       ----------
COMMERCIAL PAPER (12.8%)
         Philip Morris Capital Corp.,  1.68%, 01/02/02                           360,000                  360,000
                                                                                                       ----------
         TOTAL COMMERCIAL PAPER (COST $360,000)                                                           360,000
                                                                                                       ----------
MONEY MARKET FUND (2.0%)
         Bank of New York Cash Reserve                                            55,066                   55,066
                                                                                                       ----------
         TOTAL MONEY MARKET FUND (COST $55,066)                                                            55,066
                                                                                                       ----------


         TOTAL INVESTMENTS (COST $2,707,559) (+) -- 98.2%                                               2,752,818
         OTHER ASSETS IN EXCESS OF LIABILITIES  -- 1.8%                                                    50,156
                                                                                                       ----------
         TOTAL NET ASSETS -- 100.0%                                                                    $2,802,974
                                                                                                       ==========

        -----------------------------------------------------------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                     Unrealized appreciation               $ 62,311
                     Unrealized depreciation                (17,052)
                                                           --------
                     Net unrealized appreciation           $ 45,259
                                                           ========

(1) Represents an investment in an affiliate.


    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                       VIF-U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

The total return for the VIF-U.S. Government Securities Fund was 3.96% for the second half of 2001 and 6.52% for the year. In comparison, the Merrill Lynch 1-10 Year U.S. Treasury/Agency Index returned 4.77% and 8.33%, respectively. The Merrill Lynch 5 Year Treasury Index returned 4.92% and 7.50% for the same respective periods. As of December 31, 2001, the Fund's net asset value was $11.16 and its 30-day SEC yield was 4.41%. The average maturity of the Fund was
4.3 years, with a 3.7 year duration.

Through much of the past year, the Fund was positioned to profit from falling interest rates. The reason for underperforming the 1-10 year Index is that the yield curve steepened in such a way that 2-year Treasury yields fell 210 basis points to 3.0% but 10-year yields remained essentially unchanged at 5.0%. On a performance basis, 1-3 year Treasurys had an 8.3% total return, compared with 6.9% from 7-10 year Treasurys.

Looking forward, opinion on the shape and speed of recovery is mixed. Market participants who are more pessimistic point to remaining debt overhangs in household and corporate balance sheets, overinvestment in new technology, and an equity market overvalued by most historic standards. The more optimistic focus on rapid money growth, a positive yield curve, and lower energy costs--a reversal of the factors that created the recession. There are, in addition, already enacted tax cuts and promised increases in federal spending, particularly for defense. There is also the likelihood of an $80 billion stimulus package being passed in the first quarter.

Our view is that the force of monetary and fiscal policy being brought to bear on the economy will induce recovery. Our confidence in this outlook is underscored by the extent of inventory liquidations, layoffs and balance sheet corrections that were well underway prior to September 11 and accelerated after that date. Interest rates, we believe, have put in their cyclical lows. Although the trend for interest rates now points up, the trend will follow a jagged pattern as markets act and react to the mixed picture that data typically portray at economic turning points.

The Fund reflects this view by having an average duration shorter than the benchmark 1-10 year Index and an overweight position in Agency debt relative to Treasurys. In achieving this duration, the portfolio is specifically underweight in the 7-to-10 year part of the curve but has a longer duration than the Index in the 1-to-3 year maturities.


Steven Blitz                                                       Isaac Frankel
February 1, 2002

                                      OFFIT
                       VIF-U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

The following graph represents the total return based on a $10,000 investment made in the VIF-OFFIT U.S. Government Securities Fund at the trading commencement date of August 24, 1998 through September 25, 1998 and for the period from April 1, 1999 (recommencement of operations) and held through December 31, 2001 as well as the performance of the Merrill Lynch 1-10 Year U.S. Treasury/Agency Index and the Merrill Lynch 5 Year U.S. Treasury Index over the same period. Past performance is not predictive of future performance.

---  OFFIT VIF- U.S. Government Securities Fund
---  Merrill Lynch 1-10 Year U.S. Treasury/Agency
---  Merrill Lynch 5 Year U.S. Tresury Index

                                                        8/24/98     4/1/99     12/31/99    12/31/00    12/31/01
                                                        -------     ------     --------    --------    --------
OFFIT VIF- U.S. Government Securities Fund               10,000     10,030       10,186      11,402      11,863
Merrill Lynch 1-10 Year U.S. Treasury/Agency             10,000     10,032       10,513      11,603      12,060
Merrill Lynch 5 Year U.S. Tresury Index                             10,032       10,319      11,546      11,880


----------------------------------------------------------------------------------------------------------------
                                                                                            Since Inception
                         Total Return                                  One Year            (August 24, 1998)
                         ------------                                  --------            -----------------
OFFIT VIF-U.S. Government Securities Fund*                               6.52%                   6.39%

Merrill Lynch 5 Year U.S. Treasury Index                                 7.50%                   6.46%

Merrill Lynch 1-10 Year U.S. Treasury/Agency Index                       8.33%                   7.05%
----------------------------------------------------------------------------------------------------------------


*Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      OFFIT
                                VIF-US GOVERNMENT
--------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

                                                                                                SHARES OR
                                                                                                PRINCIPAL                MARKET
                                                                                                  AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (18.1%)
     BANKING (18.1%)
         Asian Development Bank,  7.500%, 05/31/05                                                1,000,000               1,086,682
         European Bank For Reconstruction & Development,  5.375%, 06/15/06                        5,000,000               5,090,095
         International Banking Reconstruction and Developing,  5.625%, 03/17/03                   1,100,000               1,140,686
                                                                                                                     ---------------
         TOTAL CORPORATE BONDS (COST $7,092,779)                                                                          7,317,463
                                                                                                                     ---------------


FEDERAL HOME LOAN BANK (4.1%)
         Federal Home Loan Bank,  7.250%, 05/13/05                                                1,500,000               1,641,003
                                                                                                                     ---------------
         TOTAL FEDERAL HOME LOAN BANK (COST $1,504,603)                                                                   1,641,003

FEDERAL HOME LOAN MORTGAGE CORPORATION (14.4%)
         Federal Home Loan Mortgage Corp.,  6.625%, 08/15/02                                      4,000,000               4,110,328
         Federal Home Loan Mortgage Corp.,  5.750%, 04/15/08                                      1,660,000               1,709,800
                                                                                                                     ---------------
         TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $5,594,201)                                                   5,820,128
                                                                                                                     ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (9.1%)
         FNMA Bond 5.375  ??? Propered ???,  5.375%, 11/15/11                                     3,800,000               3,684,541
                                                                                                                     ---------------
         TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $3,673,198)                                                    3,684,541
                                                                                                                     ---------------


U.S. TREASURY NOTES (16.7%)
         Notes,  5.875%, 11/15/05                                                                 5,000,000               5,311,720
         Notes,  5.625%, 05/15/08                                                                   440,000                 461,209
         Notes,  5.000%, 02/15/11                                                                 1,000,000                 996,953
                                                                                                                     ---------------
         TOTAL U.S. TREASURY NOTES (COST $6,636,733)                                                                      6,769,882
                                                                                                                     ---------------

COMMERCIAL PAPER (0.2%)
         Philip Morris C P Due1 2 01  ??? Propered ???,  1.679%, 01/02/02                           100,000                 100,000
                                                                                                                     ---------------
         TOTAL COMMERCIAL PAPER (COST $100,000)                                                                             100,000
                                                                                                                     ---------------

                                      OFFIT
                                VIF-US GOVERNMENT
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                                                SHARES OR
                                                                                                PRINCIPAL                MARKET
                                                                                                  AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS (0.1%)
         Bank of New York Cash Reserve,  0.000%,                                                     28,143                  28,143
                                                                                                                     ---------------
         TOTAL MONEY MARKET FUNDS (COST $28,143)                                                                             28,143
                                                                                                                     ---------------

UNKNOWN ??? PROPERED ??? (37.3%)
         Notes  ??? Propered-Complex ???,  4.625%, 05/15/06                                       6,010,000               6,093,809
         Notes  ??? Propered-Complex ???,  4.750%, 11/15/08                                       3,000,000               2,988,282
         U.S Treasury Notes  ??? Propered ???,  3.000%, 11/30/03                                  6,000,000               6,004,218
                                                                                                                     ---------------
         TOTAL UNKNOWN ??? PROPERED ??? (COST $15,068,603)                                                               15,086,309
                                                                                                                     ---------------

         TOTAL INVESTMENTS (COST $39,698,260) --100.0%                                                                    40,447,469
         OTHER ASSETS IN EXCESS OF LIABILITIES   0.0%                                                                             -

                                                                                                                     ---------------
         TOTAL NET ASSETS -- 100.0%
                                                                                                                     ===============



THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                             VIF                 VIF                 DJG
                                                                             HIGH           EMERGING MARKETS        VALUE
                                                                          YIELD FUND           BOND FUND          EQUITY FUND
                                                                       ----------------    ----------------    ----------------
ASSETS:
Investments, at market value (1) ...................................   $     36,178,622    $      6,911,256    $      6,014,927
Interest and dividends receivable ..................................            781,434             193,426               3,958
Deferred organization expenses .....................................               --                  --                   480
Net unrealized appreciation on forward currency contracts (Note 2)..              3,902                --                  --
Prepaid expenses and other assets ..................................                264                 170                  18
                                                                       ----------------    ----------------    ----------------
          Total Assets .............................................         36,964,222           7,104,852           6,019,383
                                                                       ----------------    ----------------    ----------------

LIABILITIES:
Payable for fund share redeemed ....................................                760                 904                --
Investment advisory fees payable ...................................               --                11,091                --
Professional fees payable ..........................................             10,867               2,111               1,694
Custody fees payable ...............................................              1,659               1,693                 252
Administration fees payable ........................................              2,967                --                  --
Transfer agent fees payable ........................................                804                 857                 755
Fund accounting fees payable .......................................              1,250                --                  --
Other payables and accrued expenses ................................              5,740               1,042                 763
                                                                       ----------------    ----------------    ----------------
       Total Liabilities ...........................................             24,047              17,698               3,464
                                                                       ----------------    ----------------    ----------------
NET ASSETS .........................................................   $     36,940,175    $      7,087,154    $      6,015,919
                                                                       ================    ================    ================

NET ASSETS CONSIST OF:
   Shares of capital stock, $0.001 par value per share .............   $          4,423    $            929    $            432
   Additional paid-in capital ......................................         46,802,500           9,074,515           5,457,403
   Accumulated undistributed net investment income .................            225,950                --                 4,060
   Accumulated undistributed net realized gain (loss) on
        investments and foreign currency transactions ..............         (5,264,412)         (1,231,181)            269,706
   Net unrealized appreciation (depreciation) of investments
        and foreign currency .......................................         (4,828,286)           (757,109)            284,318
                                                                       ----------------    ----------------    ----------------
NET ASSETS .........................................................   $     36,940,175    $      7,087,154    $      6,015,919
                                                                       ================    ================    ================


SHARES OF CAPITAL STOCK OUTSTANDING ................................          4,422,502             929,001             431,618
                                                                       ================    ================    ================

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE) ..........   $           8.35    $           7.63    $          13.94
                                                                       ================    ================    ================

(1) Investments at cost ............................................   $     41,009,061    $      7,668,365    $      5,730,609


   This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                      VIF                VIF             VIF - U.S.
                                                                   U.S. SMALL        TOTAL RETURN        GOVERNMENT
                                                                    CAP FUND             FUND          SECURITIES FUND
                                                                 ---------------    ---------------    ---------------
ASSETS:
Investments, at market value (1) .............................   $     3,097,375    $     2,752,818    $    40,447,469
Interest and dividends receivable ............................               875             32,604            325,000
Receivable from Adviser ......................................              --                1,119               --
Deferred organization expenses ...............................               480             18,789               --
Prepaid expenses and other assets ............................                 6                  5                 62
                                                                 ---------------    ---------------    ---------------
     Total Assets ............................................         3,098,736          2,805,335         40,772,531
                                                                 ---------------    ---------------    ---------------

LIABILITIES:

Payable for investment securities purchased ..................            18,000               --                 --
Payable for capital shares redeemed ..........................              --                  165             22,812
Investment advisory fees payable .............................              --                 --               14,394
Professional fees payable ....................................               869                639             12,376
Custody fees payable .........................................             1,675                 93              2,205
Transfer agent fees payable ..................................               754                851                812
Administration fees payable ..................................              --                 --                3,272
Other payables and accrued expenses ..........................               770                613              3,051
                                                                 ---------------    ---------------    ---------------
        Total Liabilities ....................................            22,068              2,361             58,922
                                                                 ---------------    ---------------    ---------------
NET ASSETS ...................................................   $     3,076,668    $     2,802,974    $    40,713,609
                                                                 ===============    ===============    ===============

NET ASSETS CONSIST OF:

   Shares of capital stock, $0.001 par value per share .......   $           208    $           272    $         3,647
   Additional paid-in capital ................................         2,742,346          2,723,467         37,218,658
   Accumulated undistributed net investment income ...........              --              104,476          1,853,124
   Accumulated undistributed net realized gain (loss) on
      investments and foreign currency transactions ..........          (289,436)           (70,500)           888,676
   Net unrealized appreciation of investments
      and foreign currency ...................................           623,550             45,259            749,504
                                                                 ---------------    ---------------    ---------------
NET ASSETS ...................................................   $     3,076,668    $     2,802,974    $    40,713,609
                                                                 ===============    ===============    ===============


SHARES OF CAPITAL STOCK OUTSTANDING ..........................           207,856            272,083          3,647,122
                                                                 ===============    ===============    ===============

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE).....   $         14.80    $         10.30    $         11.16
                                                                 ===============    ===============    ===============

(1) Investments at cost ......................................   $     2,473,825    $     2,707,559    $    39,697,965


    This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                               VIF                 VIF                 DJG
                                                                               HIGH          EMERGING MARKETS         VALUE
                                                                            YIELD FUND           BOND FUND          EQUITY FUND
                                                                         -----------------   -----------------   -----------------
INVESTMENT INCOME:
Interest ..............................................................  $       3,592,833   $         838,724   $          22,980
Dividends .............................................................               --                  --                44,000
                                                                         -----------------   -----------------   -----------------
       Total investment income ........................................          3,592,833             838,724              66,980
                                                                         -----------------   -----------------   -----------------

EXPENSES:
Advisory ..............................................................            301,217              63,493              45,195
Administration ........................................................             44,296               8,818               7,062
Transfer agent ........................................................             18,000              18,000              18,000
Fund accounting .......................................................             15,000              15,000              15,000
Audit .................................................................              9,822                  41                 309
Custody ...............................................................              8,428               6,909                 970
Legal .................................................................              7,503               1,880               1,663
Trustees ..............................................................              7,384               1,453               1,083
Amortization of organization expenses .................................              3,379               9,062               1,763
Miscellaneous .........................................................             28,342               5,028               2,938
                                                                         -----------------   -----------------   -----------------
       Total expenses before waivers/reimbursements ...................            443,371             129,684              93,983
       Less expenses waived/reimbursed ................................            (35,763)            (32,300)            (31,063)
                                                                         -----------------   -----------------   -----------------
             Net expenses .............................................            407,608              97,384              62,920
                                                                         -----------------   -----------------   -----------------
Net Investment Income .................................................          3,185,225             741,340               4,060
                                                                         -----------------   -----------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions ...............         (2,883,870)             68,021             346,584
    Net realized loss on foreign currency transactions ................            (18,396)               --                  --
    Net change in unrealized appreciation/depreciation of investments..          2,131,296            (588,835)            (49,402)
    Net change in unrealized appreciation of foreign currency .........            100,584                --                  --
                                                                         -----------------   -----------------   -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ................           (670,386)           (520,814)            297,182
                                                                         -----------------   -----------------   -----------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................  $       2,514,839   $         220,526   $         301,242
                                                                         =================   =================   =================

    This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                               VIF                VIF             VIF - U.S.
                                                                            U.S. SMALL        TOTAL RETURN        GOVERNMENT
                                                                             CAP FUND             FUND*         SECURITIES FUND
                                                                          ---------------    ---------------    ---------------
Interest ...............................................................  $         8,626    $       121,006    $     2,086,615
Dividends ..............................................................            4,374               --                 --
                                                                          ---------------    ---------------    ---------------
     Total Investment Income ...........................................           13,000            121,006          2,086,615
                                                                          ---------------    ---------------    ---------------

EXPENSES:
Advisory ...............................................................           29,675             16,741            138,371
Administration .........................................................            3,709              2,616             49,418
Transfer agent .........................................................           18,000             18,000             18,000
Fund accounting ........................................................           15,000             15,000             16,250
Audit ..................................................................             --                 --               11,393
Custody ................................................................            6,522                314              7,558
Legal ..................................................................              684                635             11,893
Trustees ...............................................................              616                381              7,079
Amortization of organization expenses ..................................            1,762              9,341               --
Miscellaneous ..........................................................            1,390                415              8,757
                                                                          ---------------    ---------------    ---------------
     Total expenses before waivers/reimbursements ......................           77,358             63,443            268,719
     Less expenses waived/reimbursed ...................................          (32,846)           (46,702)           (31,512)
                                                                          ---------------    ---------------    ---------------
        Net expenses ...................................................           44,512             16,741            237,207
                                                                          ---------------    ---------------    ---------------
Net Investment Income (loss) ...........................................          (31,512)           104,265          1,849,408
                                                                          ---------------    ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investment transactions .................         (238,333)            (5,771)           900,701
   Net change in unrealized appreciation\depreciation of investments ...          286,482             36,321           (253,424)
                                                                          ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ........................           48,149             30,550            647,277
                                                                          ---------------    ---------------    ---------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................  $        16,637    $       134,815    $     2,496,685
                                                                          ===============    ===============    ===============

* Includes dividend income and unrealized depreciation of $25,383 and ($9,373), respectively from an investment in OFFIT VIF - High Yield Fund and OFFIT VIF
   - Emerging Markets Bond Fund, affiliated Funds.





    This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          VIF - HIGH YIELD FUND
                                                                                --------------------------------------
                                                                                  FOR THE YEAR        FOR THE YEAR
                                                                                     ENDED                ENDED
                                                                                DECEMBER 31, 2001    DECEMBER 31, 2000
                                                                                -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .....................................................  $       3,185,225    $       3,586,249
   Net realized loss on investment and foreign currency transactions .........         (2,902,266)          (2,067,335)
   Net change in unrealized appreciation\depreciation of investments and
      foreign currency .......................................................          2,231,880           (1,898,122)
                                                                                -----------------    -----------------
    Net increase (decrease) in net assets resulting from operations ..........          2,514,839             (379,208)
                                                                                -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................................................         (3,035,950)          (3,586,249)
   Excess of net investment income ...........................................               --               (328,725)
                                                                                -----------------    -----------------
      Total dividends and distributions to shareholders ......................         (3,035,950)          (3,914,974)
                                                                                -----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ...............................................          4,215,843            2,748,069
   Dividends reinvested ......................................................          3,036,389            3,914,970
   Cost of shares redeemed ...................................................         (1,849,448)         (18,510,506)
                                                                                -----------------    -----------------
      Net increase (decrease) in net assets from capital
         share transactions ..................................................          5,402,784          (11,847,467)
                                                                                -----------------    -----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ......................................          4,881,673          (16,141,649)

NET ASSETS:
   Beginning of year .........................................................         32,058,502           48,200,151
                                                                                -----------------    -----------------
   End of year* ..............................................................  $      36,940,175    $      32,058,502
                                                                                =================    =================

*  (Including undistributed net investment income.)                             $         225,950    $          95,071

    This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                             VIF - EMERGING MARKETS BOND FUND
                                                                          --------------------------------------
                                                                            FOR THE YEAR        FOR THE YEAR
                                                                               ENDED                ENDED
                                                                          DECEMBER 31, 2001    DECEMBER 31, 2000
                                                                          -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ..............................................   $         741,340    $         837,001
   Net realized gain (loss) on investment transactions ................              68,021              (62,688)
   Net change in unrealized appreciation\depreciation of investments
   and foreign currency ...............................................            (588,835)             (92,033)
                                                                          -----------------    -----------------
   Net increase in net assets resulting from operations ...............             220,526              682,280
                                                                          -----------------    -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..............................................            (741,340)            (837,001)
   Excess of net investment income ....................................                --                 (9,780)
                                                                          -----------------    -----------------
      Total dividends and distributions to shareholders ...............            (741,340)            (846,781)
                                                                          -----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ........................................              71,554              232,527
   Dividends reinvested ...............................................             741,589              826,358
   Cost of shares redeemed ............................................            (155,041)          (1,630,064)
                                                                          -----------------    -----------------
      Net increase (decrease) in net assets from capital
         share transactions ...........................................             658,102             (571,179)
                                                                          -----------------    -----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............................             137,288             (735,680)

NET ASSETS:
   Beginning of year ..................................................           6,949,866            7,685,546
                                                                          -----------------    -----------------
   End of year ........................................................   $       7,087,154    $       6,949,866
                                                                          =================    =================

    This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                   DJG VALUE EQUITY FUND
                                                                            --------------------------------------
                                                                              FOR THE YEAR       FOR THE YEAR
                                                                                  ENDED              ENDED
                                                                            DECEMBER 31, 2001    DECEMBER 31, 2000
                                                                            -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...............................................    $           4,060    $          32,412
   Net realized gain on investment transactions ........................              346,584              251,714
   Net change in unrealized appreciation\depreciation of investments....              (49,402)              72,278
                                                                            -----------------    -----------------
   Net increase in net assets resulting from operations ................              301,242              356,404
                                                                            -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...............................................                 --                (10,701)
   Excess of net investment income .....................................              (32,412)                --
   Net realized gains ..................................................             (328,592)            (359,007)
                                                                            -----------------    -----------------
      Total dividends and distributions to shareholders ................             (361,004)            (369,708)
                                                                            -----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .........................................              275,344              837,657
   Dividends reinvested ................................................              361,004              369,708
   Cost of shares redeemed .............................................              (46,501)             (59,791)
                                                                            -----------------    -----------------
      Net increase in net assets from capital
         share transactions ............................................              589,847            1,147,574
                                                                            -----------------    -----------------

TOTAL INCREASE IN NET ASSETS ...........................................              530,085            1,134,270

NET ASSETS:
   Beginning of year ...................................................            5,485,834            4,351,564
                                                                            -----------------    -----------------

   End of year* ........................................................    $       6,015,919    $       5,485,834
                                                                            =================    =================

*  (Including undistributed net investment income.)                         $           4,060    $          32,412


    This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                VIF - U.S. SMALL CAP FUND
                                                                          --------------------------------------
                                                                            FOR THE YEAR        FOR THE YEAR
                                                                                ENDED               ENDED
                                                                          DECEMBER 31, 2001    DECEMBER 31, 2000
                                                                          -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss .................................................  $         (31,512)   $         (23,716)
   Net realized gain (loss) on investment transactions .................           (238,333)             248,431
   Net change in unrealized appreciation\depreciation of investments....            286,482             (192,427)
                                                                          -----------------    -----------------
   Net increase in net assets resulting from operations ................             16,637               32,288
                                                                          -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains ..................................................               --               (194,736)
   Excess of net realized gains ........................................           (275,826)                --
                                                                          -----------------    -----------------
      Total dividends and distributions to shareholders ................           (275,826)            (194,736)
                                                                          -----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .........................................             38,406            1,124,930
   Dividends reinvested ................................................            275,826              194,736
   Cost of shares redeemed .............................................            (23,853)             (37,449)
                                                                          -----------------    -----------------
      Net increase in net assets from capital

         share transactions ............................................            290,379            1,282,217
                                                                          -----------------    -----------------

TOTAL INCREASE IN NET ASSETS ...........................................             31,190            1,119,769

NET ASSETS:
   Beginning of year ...................................................          3,045,478            1,925,709
                                                                          -----------------    -----------------

   End of year .........................................................  $       3,076,668    $       3,045,478
                                                                          =================    =================

    This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                                       VIF - TOTAL RETURN FUND
                                                                --------------------------------------
                                                                 FOR THE YEAR          FOR THE YEAR
                                                                     ENDED                ENDED
                                                                DECEMBER 31, 2001    DECEMBER 31, 2000
                                                                -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ....................................   $         104,265    $         109,675
   Net realized loss on investment transactions .............              (5,771)             (37,315)
   Net change in unrealized appreciation of  investments.....              36,321               75,232
                                                                -----------------    -----------------
    Net increase in net assets resulting from operations.....             134,815              147,592
                                                                -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ....................................            (104,265)             (67,152)
   Excess of net investment income ..........................              (5,409)                --
                                                                -----------------    -----------------
      Total dividends and distributions to shareholders .....            (109,674)             (67,152)
                                                                -----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ..............................           1,000,161            1,129,646
   Dividends reinvested .....................................             109,674               67,152
   Cost of shares redeemed ..................................            (285,230)            (141,594)
                                                                -----------------    -----------------
      Net increase in net assets from capital
         share transactions .................................             824,605            1,055,204
                                                                -----------------    -----------------

TOTAL INCREASE IN NET ASSETS ................................             849,746            1,135,644

NET ASSETS:
   Beginning of year ........................................           1,953,228              817,584
                                                                -----------------    -----------------
   End of year * ............................................   $       2,802,974    $       1,953,228
                                                                =================    =================

* (Including undistributed net investment income.)              $         104,476    $         109,675



    This accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                               VIF - U.S. GOVERNMENT SECURITIES FUND
                                                                             ----------------------------------------
                                                                               FOR THE YEAR           FOR THE YEAR
                                                                                   ENDED                 ENDED
                                                                              DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                             ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .................................................   $        1,849,408    $        1,615,536
   Net realized gain on investment transactions ..........................              900,701               181,850
   Net change in unrealized appreciation\depreciation of investments .....             (253,424)            1,507,459
                                                                             ------------------    ------------------
    Net increase in net assets resulting from operations .................            2,496,685             3,304,845
                                                                             ------------------    ------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .................................................           (1,615,546)             (596,687)
   Net realized gains ....................................................              (32,850)                 --
                                                                             ------------------    ------------------
      Total dividends and distributions to shareholders ..................           (1,648,396)             (596,687)
                                                                             ------------------    ------------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ...........................................            3,573,782            18,486,580
   Dividends reinvested ..................................................            1,648,395               596,687
   Cost of shares redeemed ...............................................           (1,842,889)           (2,637,684)
                                                                             ------------------    ------------------
      Net increase in net assets from capital
         share transactions ..............................................            3,379,288            16,445,583
                                                                             ------------------    ------------------

TOTAL INCREASE IN NET ASSETS .............................................            4,227,577            19,153,741

NET ASSETS:
   Beginning of year .....................................................           36,486,032            17,332,291
                                                                             ------------------    ------------------
   End of year* ..........................................................   $       40,713,609    $       36,486,032
                                                                             ==================    ==================

* (Including undistributed net investment income.)                           $        1,853,124    $        1,615,536



    This accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                              FINANCIAL HIGHLIGHTS
                              VIF- HIGH YIELD FUND

                                                                  FOR THE YEAR         FOR THE YEAR          FOR THE YEAR
                                                                      ENDED               ENDED                ENDED
                                                                DECEMBER 31, 2001    DECEMBER 31, 2000    DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                $     8.44         $     9.50            $    10.40
                                                                    ----------         ----------            ----------

       Net investment income                                              0.76               0.84                  0.82
       Net realized and unrealized gain (loss)                           (0.11)             (1.03)                (0.85)
                                                                    ----------         ----------            ----------
         Total income (loss) from investment operations                   0.65              (0.19)                (0.03)
                                                                    ----------         ----------            ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
       Net investment income                                             (0.74)             (0.84)                (0.82)
       Excess of net investment income                                      --              (0.03)                (0.01)
       Net realized gains                                                   --                 --                 (0.04)
                                                                    ----------         ----------            ----------
         Total dividends and distributions                               (0.74)             (0.87)                (0.87)
                                                                    ----------         ----------            ----------
         Net change in net asset value per share                         (0.09)             (1.06)                (0.90)
                                                                    ----------         ----------            ----------
NET ASSET VALUE, END OF PERIOD                                      $     8.35         $     8.44            $     9.50
                                                                    ==========         ==========            ==========

TOTAL RETURN (A)                                                          7.76%             (2.11%)               (0.29%)

RATIOS/SUPPLEMENTAL DATA:
       Net assets at end of period (in thousands)                   $   36,940         $   32,059            $   48,200
Ratios to average net assets:
       Expenses**                                                         1.15%              1.15%                 1.15%
       Net investment income                                              8.99%              8.60%                 8.24%
Ratios to average net assets prior to voluntary Reimbursement:

       Expense                                                            1.25%              1.44% (e)             1.41% (e)
       Net investment income                                              8.89%              8.31% (e)             7.98% (e)
PORTFOLIO TURNOVER RATE                                                     14%                19%                   19%

                                                                     FOR THE NINE         FOR THE          FOR THE PERIOD
                                                                     MONTHS ENDED        YEAR ENDED     APRIL 1, 1996* THROUGH
                                                                   DECEMBER 31, 1998   MARCH 31, 1998      MARCH 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                  $    11.00        $    10.37           $    10.00 (d)
                                                                      ----------        ----------           ----------

       Net investment income                                                0.65              0.86                 0.78
       Net realized and unrealized gain (loss)                             (0.53)             0.63                 0.37
                                                                      ----------        ----------           ----------
         Total income (loss) from investment operations                     0.12              1.49                 1.15
                                                                      ----------        ----------           ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
       Net investment income                                               (0.65)            (0.86)               (0.78)
       Excess of net investment income                                     (0.02)               --                   --
       Net realized gains                                                  (0.05)               --                   --
                                                                      ----------        ----------           ----------
         Total dividends and distributions                                 (0.72)            (0.86)               (0.78)
                                                                      ----------        ----------           ----------
         Net change in net asset value per share                           (0.60)             0.63                 0.37
                                                                      ----------        ----------           ----------
NET ASSET VALUE, END OF PERIOD                                        $    10.40        $    11.00           $    10.37
                                                                      ==========        ==========           ==========

TOTAL RETURN (A)                                                            1.15% (b)        14.84%               11.90% (b)

RATIOS/SUPPLEMENTAL DATA:
       Net assets at end of period (in thousands)                     $   44,354        $   31,675           $   25,114
Ratios to average net assets:
       Expenses**                                                           1.15% (c)         1.15%                1.15% (c)
       Net investment income                                                8.25% (c)         7.98%                7.45% (c)
Ratios to average net assets prior to voluntary Reimbursement:

       Expense                                                              1.55% (c)(e)      1.55% (e)            2.26% (c)(e)
       Net investment income                                                7.85% (c)(e)      7.58% (e)            6.34% (c)(e)
PORTFOLIO TURNOVER RATE                                                       14%               32%                   4%



*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.
(e)  Unaudited



    This accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIBLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (continued)
                        VIF - EMERGING MARKETS BOND FUND

                                                                 FOR THE YEAR        FOR THE YEAR         FOR THE YEAR
                                                                     ENDED              ENDED                ENDED
                                                               DECEMBER 31, 2001   DECEMBER 31, 2000   DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                              $      8.22         $      8.46         $      7.60
                                                                  -----------         -----------         -----------
      Net investment income                                              0.85                0.94                0.94
      Net realized and unrealized gain (loss)                           (0.59)              (0.23)               0.86
                                                                  -----------         -----------         -----------
        Total income (loss) from investment operations                   0.26                0.71                1.80
                                                                  -----------         -----------         -----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
      Net investment income                                             (0.85)              (0.94)              (0.94)
      Excess of net investment income                                      --               (0.01)                 --
      Net realized gains                                                   --                  --                  --
                                                                  -----------         -----------         -----------
         Total dividends and distributions                              (0.85)              (0.95)              (0.94)
                                                                  -----------         -----------         -----------

        Net change in net asset value per share                         (0.59)              (0.24)               0.86
                                                                  -----------         -----------         -----------

NET ASSET VALUE, END OF PERIOD                                    $      7.63         $      8.22         $      8.46
                                                                  ===========         ===========         ===========

TOTAL RETURN (A)                                                         3.26%               8.71%              25.19%

RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (in thousands)                 $      7,087        $      6,950        $      7,686
Ratios to average net assets:
      Expenses**                                                         1.38%               1.47%               1.50%
      Net investment income                                             10.51%              11.17%              12.11%
Ratios to average net assets prior to voluntary Reimbursement:
      Expense                                                            1.84%               2.03% (e)           2.59% (e)
      Net investment income                                             10.05%              10.61% (e)          11.02% (e)
PORTFOLIO TURNOVER RATE                                                    71%                 72%                 71%

                                                                  FOR THE NINE             FOR THE             FOR THE PERIOD
                                                                  MONTHS ENDED            YEAR ENDED      AUGUST 28, 1996* THROUGH
                                                                DECEMBER 31, 1998       MARCH 31, 1998         MARCH 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                              $      10.55           $      10.30           $      10.00 (d)
                                                                  ------------           ------------           ------------
      Net investment income                                               0.66                   0.86                   0.48
      Net realized and unrealized gain (loss)                            (2.79)                  0.27                   0.34
                                                                  ------------           ------------           ------------
        Total income (loss) from investment operations                   (2.13)                  1.13                   0.82
                                                                  ------------           ------------           ------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
      Net investment income                                              (0.66)                 (0.86)                 (0.48)
      Excess of net investment income                                    (0.07)                 (0.02)                    --
      Net realized gains                                                 (0.09)                    --                  (0.04)
                                                                  ------------           ------------           ------------
         Total dividends and distributions                               (0.82)                 (0.88)                 (0.52)
                                                                  ------------           ------------           ------------

        Net change in net asset value per share                          (2.95)                  0.25                   0.30
                                                                  ------------           ------------           ------------

NET ASSET VALUE, END OF PERIOD                                     $      7.60           $      10.55           $      10.30
                                                                   ===========           ============           ============

TOTAL RETURN (A)                                                        (20.36%)(b)             11.26%                  8.29% (b)

RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (in thousands)                  $      5,575           $      5,780           $      4,346
Ratios to average net assets:
      Expenses**                                                          1.50% (c)              1.50%                  1.50% (c)
      Net investment income                                              10.38% (c)              8.27%                  8.04% (c)
Ratios to average net assets prior to voluntary Reimbursement:
      Expense                                                             2.92% (e)              2.66% (e)              4.88% (c)(e)
      Net investment income                                               8.96% (e)              7.11% (e)              4.66% (c)(e)
PORTFOLIO TURNOVER RATE                                                    100%                    53%                    96%


*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.
(e)  Unaudited

    This accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (continued)
                              DJG VALUE EQUITY FUND

                                                                   FOR THE YEAR          FOR THE YEAR         FOR THE YEAR
                                                                       ENDED                 ENDED                ENDED
                                                                  DECEMBER 31, 2001     DECEMBER 31, 2000    DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                              $     14.09           $     14.30          $     11.91
                                                                  -----------           -----------          -----------

      Net investment income                                              0.01                  0.08                 0.02
      Net realized and unrealized gain (loss)                            0.73                  0.73                 2.76
                                                                  -----------           -----------          -----------
        Total income (loss) from investment operations                   0.74                  0.81                 2.78
                                                                  -----------           -----------          -----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
      Net investment income                                             (0.08)                (0.03)               (0.02)
      Net realized gains                                                (0.81)                (0.99)               (0.37)
                                                                  -----------           -----------          -----------
        Total dividends and distributions                               (0.89)                (1.02)               (0.39)
                                                                  -----------           -----------          -----------
        Net change in net asset value per share                         (0.15)                (0.21)                2.39
                                                                  -----------           -----------          -----------

NET ASSET VALUE, END OF PERIOD                                    $     13.94           $     14.09          $     14.30
                                                                  ===========           ===========          ===========

TOTAL RETURN (A)                                                         5.19%                 5.81%               23.37%

RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (in thousands)                  $     6,016           $     5,486          $     4,352
Ratios to average net assets:
      Expenses**                                                         1.11%                 1.23%                1.25%
      Net investment income                                              0.07%                 0.66%                0.28%
Ratios to average net assets prior to voluntary Reimbursement:
      Expense                                                            1.66%                 1.94% (e)            2.99% (e)
      Net investment income                                             (0.48%)               (0.05%)(e)           (1.46%)(e)
PORTFOLIO TURNOVER RATE                                                    40%                   52%                  39%

                                                                             FOR THE NINE           FOR THE PERIOD
                                                                             MONTHS ENDED        APRIL 11, 1997* THROUGH
                                                                           DECEMBER 31, 1998         MARCH 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                       $     14.94             $     10.00 (d)
                                                                           -----------             -----------

      Net investment income                                                       0.05                    0.02
      Net realized and unrealized gain (loss)                                    (2.16)                   4.92
                                                                           -----------             -----------
        Total income (loss) from investment operations                           (2.11)                   4.94
                                                                           -----------             -----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
      Net investment income                                                      (0.03)                     --
      Net realized gains                                                         (0.89)                     --
                                                                           -----------             -----------
        Total dividends and distributions                                        (0.92)                     --
                                                                           -----------             -----------
        Net change in net asset value per share                                  (3.03)                   4.94
                                                                           -----------             -----------

NET ASSET VALUE, END OF PERIOD                                             $     11.91             $     14.94
                                                                           ===========             ===========

TOTAL RETURN (A)                                                                (14.75%)(b)              49.40% (b)

RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (in thousands)                           $     2,164             $     2,018
Ratios to average net assets:
      Expenses**                                                                  1.25% (c)               1.25% (c)
      Net investment income                                                       0.29% (c)               0.16% (c)
Ratios to average net assets prior to voluntary Reimbursement:
      Expense                                                                     4.95% (c)(e)            5.11% (c)(e)
      Net investment income                                                      (3.41%)(c)(e)           (3.70%)(c)(e)
PORTFOLIO TURNOVER RATE                                                             21%                     33%

*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.
(e)  Unaudited

    This accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (continued)
                            VIF - U.S. SMALL CAP FUND

                                                                   FOR THE YEAR        FOR THE YEAR           FOR THE YEAR
                                                                      ENDED                ENDED                 ENDED
                                                                 DECEMBER 31, 2001    DECEMBER 31, 2000    DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                   $16.19              $17.20               $11.34
                                                                       ------              ------               ------
     Net investment loss                                                   --                  --                (0.15)
     Net realized and unrealized gain (loss)                             0.07                0.10                 6.27
                                                                       ------              ------               ------
       Total income (loss) from investment operations                    0.07                0.10                 6.12
                                                                       ------              ------               ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net realized gains                                                 (1.46)              (1.11)               (0.26)
                                                                       ------              ------               ------
       Total dividends and distributions                                (1.46)              (1.11)               (0.26)
                                                                       ------              ------               ------
       Net change in net asset value per share                          (1.39)              (1.01)                5.86
                                                                       ------              ------               ------

NET ASSET VALUE, END OF PERIOD                                         $14.80              $16.19               $17.20
                                                                       ======              ======               ======

TOTAL RETURN (A)                                                         0.43%               0.66%               54.00%

RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                        $3,077              $3,045               $1,926
Ratios to average net assets:
     Expenses**                                                          1.50%               1.48%                1.50%
     Net investment loss                                                (1.06%)             (0.76%)              (1.19%)
Ratios to average net assets prior to voluntary Reimbursement:
     Expense                                                             2.61%               2.76% (e)            6.19% (e)
     Net investment income                                              (2.17%)             (2.04%)(e)           (5.88%)(e)
PORTFOLIO TURNOVER RATE                                                    14%                 34%                  31%

                                                                          FOR THE NINE           FOR THE PERIOD
                                                                          MONTHS ENDED       APRIL 11, 1997* THROUGH
                                                                        DECEMBER 31, 1998        MARCH 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                    $     14.14             $     10.00 (d)
                                                                        -----------             -----------
     Net investment loss                                                      (0.08)                  (0.08)
     Net realized and unrealized gain (loss)                                  (1.50)                   4.22
                                                                        -----------             -----------
       Total income (loss) from investment operations                         (1.58)                   4.14
                                                                        -----------             -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net realized gains                                                       (1.22)                     --
                                                                        -----------             -----------
       Total dividends and distributions                                      (1.22)                     --
                                                                        -----------             -----------
       Net change in net asset value per share                                (2.80)                   4.14
                                                                        -----------             -----------

NET ASSET VALUE, END OF PERIOD                                          $     11.34             $     14.14
                                                                        ===========             ===========

TOTAL RETURN (A)                                                             (11.95%)(b)              41.40% (b)

RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                         $     1,218             $     1,394
Ratios to average net assets:
     Expenses**                                                                1.50% (c)               1.50% (c)
     Net investment loss                                                      (0.92%)(c)              (0.74%)(c)
Ratios to average net assets prior to voluntary Reimbursement:
     Expense                                                                   7.73% (c)(e)            6.70% (c)(e)
     Net investment income                                                    (7.16%)(c)(e)           (5.95%)(c)(e)
PORTFOLIO TURNOVER RATE                                                          39%                     51%


*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.
(e)  Unaudited


    This accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (continued)
                             VIF - TOTAL RETURN FUND

                                                                                                               FOR THE PERIOD
                                                   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR         JUNE 30, 1998*
                                                       ENDED              ENDED               ENDED               THROUGH
                                                  DECEMBER 31, 2001  DECEMBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                   $10.01              $ 9.58            $10.17               $10.00 (d)
                                                       ------              ------            ------               ------

     Net investment income                               0.24                0.13              0.74                 0.25
     Net realized and unrealized gain (loss)             0.47                0.65             (0.97)               (0.08)
                                                       ------              ------            ------               ------
       Total income (loss) from investment operations    0.71                0.78             (0.23)                0.17
                                                       ------              ------            ------               ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net investment income                              (0.42)              (0.35)            (0.34)                  --
     Net realized gains                                    --                  --             (0.02)                  --
                                                       ------              ------            ------               ------
       Total dividends and distributions                (0.42)              (0.35)            (0.36)                  --
                                                       ------              ------            ------               ------

       Net change in net asset value per share           0.29                0.43             (0.59)                0.17
                                                       ------              ------            ------               ------

NET ASSET VALUE, END OF PERIOD                         $10.30              $10.01            $ 9.58               $10.17
                                                       ======              ======            ======               ======

TOTAL RETURN (A)                                         7.10%               8.21%            (2.18%)               1.70% (b)

RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)        $2,803              $1,953              $818               $1,001
Ratios to average net assets:
     Expenses**                                          0.80%               0.79%             0.80%                0.80% (c)
     Net investment income                               4.96%               6.26%             5.48%                5.35% (c)
Ratios to average net assets prior to
     voluntary Reimbursement:
     Expense                                             3.03%               3.89% (e)         7.33% (e)           16.02% (c)(e)
     Net investment income                               2.73%               3.27% (e)        (1.05%)(e)           (9.87%)(c)(e)
PORTFOLIO TURNOVER RATE                                    77%                 75%               81%                  58%

*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.
(e)  Unaudited


   The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (continued)
                      VIF - U.S. GOVERNMENT SECURITIES FUND

                                                                                              FOR THE PERIOD      FOR THE PERIOD
                                                      FOR THE YEAR        FOR THE YEAR         APRIL 1, 1999     AUGUST 24, 1998*
                                                         ENDED                ENDED              THROUGH            THROUGH
                                                    DECEMBER 31, 2001   DECEMBER 31, 2000   DECEMBER 31, 1999**  SEPTEMBER 25, 1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.92            $ 9.94              $10.00              $10.00 (d)
                                                         ------            ------              ------              ------

     Net investment income                                 0.49              0.36                0.34                  --
     Net realized and unrealized gain (loss)               0.22              0.84               (0.40)               0.23
                                                         ------            ------              ------              ------
       Total income (loss) from investment operations      0.71              1.20               (0.06)               0.23
                                                         ------            ------              ------              ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net investment income                                (0.46)            (0.22)                 --                  --
     Net realized gains                                   (0.01)               --                  --                  --
                                                         ------            ------              ------              ------
       Total dividends and distributions                  (0.47)            (0.22)                 --                  --
                                                         ------            ------              ------              ------

       Net change in net asset value per share             0.24              0.98               (0.06)               0.23
                                                         ------            ------              ------              ------

NET ASSET VALUE, END OF PERIOD                           $11.16            $10.92               $9.94              $10.23
                                                         ======            ======               =====              ======

TOTAL RETURN (A)                                           6.52%            12.02%              (0.60%)(b)           2.30% (b)

RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)         $40,714           $36,486             $17,332               $  --
Ratios to average net assets:
     Expenses***                                           0.60%             0.60%               0.60% (c)            0.60% (c)
     Net investment income                                 4.69%             5.81%               5.08% (c)            4.04% (c)
Ratios to average net assets prior
     to voluntary Reimbursement:
     Expense                                               0.68%             0.84% (e)           1.12% (c)(e)        63.46% (c)(e)
     Net investment income                                 4.61%             5.57% (e)           4.56% (c)(e)       (58.82%)(c)(e)
PORTFOLIO TURNOVER RATE                                     244%              538%                130%                107%



*    Commencement of operations.
** The OFFIT VIF - U.S. Government Securities Fund commenced operations on August 24, 1998. The last remaining outstanding shares were redeemed on September 25, 1998. The Fund recommenced operations on April 1, 1999, at an NAV of $10.00.
*** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.
(e)  Unaudited


   The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

The OFFIT Variable Insurance Fund, Inc. (the "Company") was incorporated in Maryland on July 1, 1994. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company consists of nine separately managed funds, of which six, OFFIT VIF-High Yield Fund (VIF-High Yield Fund), OFFIT VIF-Emerging Markets Bond Fund (VIF-Emerging Markets Bond
Fund), DJG Value Equity Fund, OFFIT VIF-U.S. Small Cap Fund (VIF-U.S. Small Cap
Fund), OFFIT VIF-Total Return Fund (VIF-Total Return Fund) and OFFIT VIF-U.S. Government Securities Fund (VIF-U.S. Government Securities Fund) (individually, a "Fund", and collectively, the "Funds") have commenced operations. The Funds have the following inception dates:

     VIF-High Yield Fund                      April 1, 1996
     VIF-Emerging Markets Bond Fund           August 28, 1996
     DJG Value Equity Fund                    April 11, 1997
     VIF-U.S. Small Cap Fund                  April 11, 1997
     VIF-Total Return Fund                    June 30, 1998
     VIF-U.S. Government Securities Fund      August 24, 1998

The VIF-High Yield Fund, VIF-Emerging Markets Bond Fund, VIF-Total Return Fund and VIF-U.S. Government Securities Fund operate as non-diversified, open-end management investment companies. The DJG Value Equity Fund and VIF-U.S. Small Cap Fund operate as diversified, open-end management investment companies.

The VIF-High Yield Fund seeks to provide investors with a high level of current income by investing primarily in high yield, high-risk corporate debt securities and sovereign debt obligations. The VIF-Emerging Markets Bond Fund seeks to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation primarily by investing in corporate and sovereign debt securities of emerging market countries. The DJG Value Equity Fund seeks to achieve its objectives of long-term appreciation and preservation of capital by researching and investing in equity securities priced at a discount to their intrinsic values. The VIF-U.S. Small Cap Fund invests primarily in a diversified portfolio of securities of smaller companies located in the United States to achieve its investment objective of capital appreciation. The VIF-Total Return Fund invests primarily in a portfolio of fixed income securities of varying maturities. The VIF-U.S. Government Securities Fund objective is to seek current income consistent with preservation of capital.

OFFITBANK serves as the VIF-High Yield, VIF-Emerging Markets Bond, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Funds' investment adviser. David J. Greene and Company serve as the DJG Value Equity Fund's investment adviser. Rockefeller & Company, Inc. serves as the sub-adviser for the VIF-U.S. Small Cap Fund. PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group Inc., provides administrative, fund accounting, transfer and dividend disbursing agent services for the Funds. OFFIT Funds Distributor, Inc. (the "Distributor"), serves as the distributor of the Funds' shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PORTFOLIO VALUATIONS (CONTINUED)

approximates market value, and, if applicable, adjusted for foreign exchange translation. Investments in registered investment companies are valued at net asset value. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services, approved by the Company's Board of Directors, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

SECURITIES TRANSACTIONS AND RELATED INCOME:

The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.

EXPENSES:

The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Company expenses are allocated among the Company's respective portfolios based on relative net assets.

ORGANIZATIONAL EXPENSES:

Costs incurred in connection with the organization and initial registration of Funds which commenced operations prior to July 1, 1998 have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning with each of the Fund's commencement of operations. For Funds commencing operations after July 1, 1998, organizational costs are expensed as they occur.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the VIF-High Yield Fund's net investment income, if any, are declared daily and paid monthly. Dividends from the VIF-Emerging Markets Bond Fund's net investment income, if any, are declared daily and paid quarterly. Dividends from the DJG Value Equity, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Securities Funds' net investment income, if any, are declared and paid annually. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatment for income transactions, paydown gains and losses on mortgage and asset-backed securities and losses deferred due to wash sales. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

As of December 31, 2001, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustment made to paid-in-capital:

                                                                                 ACCUMULATED
                                                        ACCUMULATED              NET REALIZED
                                                      UNDISTRIBUTED NET         GAIN/(LOSS) ON
                                                      INVESTMENT INCOME          INVESTMENTS
                                                    ---------------------    -------------------
VIF-High Yield Fund..........................               $  (18,396)            $18,396
VIF-U.S. Small Cap Fund......................                   31,512                   -
VIF-Total Return Fund........................                      210                (210)
VIF-U.S. Government Securities Fund..........                    3,726              (3,726)

FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

Capital and currency losses incurred within the Funds' fiscal year but after October 31 are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital losses as follows:

                                                     Capital Loss
                                                       Deferred
                                                   ------------------
VIF-High Yield Fund                                    $499,412
VIF- Emerging Markets Bond Fund                           2,501
DJG Value Equity Fund                                     3,202

For federal income tax purposes, the following Funds have capital loss carry-forwards:

                                                           VIF-Emerging                                       VIF-U.S.
Date of Expiration:                VIF-High                Markets Bond             VIF-Total               Small Cap
-------------------               Yield Fund                   Fund                Return Fund                 Fund
                             ---------------------    ---------------------     ----------------------    ------------------
2006.....................      $        -                $1,181,907                 $      -                $     -
2007.....................          46,350                         -                   26,641                      -
2008.....................       2,334,106                    41,642                   37,401                      -
2009.....................       2,384,544                         -                    6,458                 289,444
                               ----------                ----------                 --------                --------
Total.....................     $4,765,000                $1,223,549                 $ 70,500                $289,444
                               ==========                ==========                 ========                ========

Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of each amount.

FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

included with the net realized and unrealized gains or losses from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.

REPURCHASE AGREEMENTS:

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at no less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

DERIVATIVE INSTRUMENTS:

The Funds may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings and transactions.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. A Fund bears the market risk, which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at December 31, 2001 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

At December 31, 2001, there were no outstanding forward currency contracts for the VIF-Emerging Markets Bond, DJG Value Equity, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Securities Funds. The table below indicates the VIF-High Yield Fund's outstanding forward currency contract positions at December 31, 2001.

                                                                         VALUE ON             VALUE AT
                                   CONTRACT           MATURITY         ORIGINATION          DECEMBER 31,           UNREALIZED
                CURRENCY            AMOUNT              DATE               DATE                 2001              APPRECIATION
             ---------------    ----------------    -------------    -----------------    -----------------    -------------------
   Sell           EURO             1,990,000          01/15/02         $(1,774,642)         $(1,770,740)             $3,902
                                                                                                               -------------------
Net unrealized appreciation on forward positions..........................................................           $3,902
                                                                                                               ===================

Currency Abbreviation:
EURO - European Currency

Certain of the Funds may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with OFFITBANK and David J. Green and Company (the "Adviser"). Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of: 0.85% of the first $200 million of average daily net assets for the VIF-High Yield Fund and 0.75% of average daily net assets in excess of $200 million; 0.90% of the first $200 million of average daily net assets for the VIF-Emerging Markets Bond Fund and 0.80% of average daily net assets in excess of $200 million; 1.00% of average daily net assets for the VIF-U.S. Small Cap Fund; 0.80% of average daily net assets for the VIF-Total Return Fund; 0.35% of average daily net assets for the VIF-U.S. Government Securities Fund. Rockefeller & Company, Inc. serves as sub-adviser for the VIF-U.S. Small Cap Fund and is entitled to a fee from the Adviser that is calculated daily and payable monthly at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to the terms of its Investment Advisory Agreement, David J. Greene and Company is entitled to a fee that is calculated daily and payable monthly at the annual rate of 0.80% of the average daily net assets of the DJG Value Equity Fund. The table below indicates the amount of advisory fee waived for the year ended December 31, 2001:

     --------------------------------------------------------------
     VIF-High Yield Fund                                 $16,784
     --------------------------------------------------------------
     VIF-U.S. Small Cap Fund                               5,136
     --------------------------------------------------------------
     VIF-Total Return Fund                                15,755
     --------------------------------------------------------------
     VIF-U.S. Government Securities Fund                  10,906
     --------------------------------------------------------------

PFPC provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The table below indicates the amount of administration fee waived for the year ended December 31, 2001:

     --------------------------------------------------------------
     VIF-High Yield Fund                                 $10,631
     --------------------------------------------------------------
     VIF-Emerging Markets Bond Fund                        8,818
     --------------------------------------------------------------
     DJG Value Equity Fund                                 7,062
     --------------------------------------------------------------
     VIF-U.S. Small Cap Fund                               3,709
     --------------------------------------------------------------
     VIF-Total Return Fund                                 2,616
     --------------------------------------------------------------
     VIF-U.S. Government Securities Fund                  11,861
     --------------------------------------------------------------

The table below indicates the amount of accounting fee waived for the year ended December 31, 2001:

     --------------------------------------------------------------
     VIF-Emerging Markets Bond Fund                      $15,000
     --------------------------------------------------------------
     DJG Value Equity Fund                                15,000
     --------------------------------------------------------------
     VIF-U.S. Small Cap Fund                              15,000
     --------------------------------------------------------------
     VIF-Total Return Fund                                15,000
     --------------------------------------------------------------

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive all or a portion of its fees. The table below indicates the amount of transfer agent fee waived for the year ended December 31, 2001:

     --------------------------------------------------------------
     VIF-High Yield Fund                                  $8,348
     --------------------------------------------------------------
     VIF-Emerging Markets Bond Fund                        8,482
     --------------------------------------------------------------
     DJG Value Equity Fund                                 9,001
     --------------------------------------------------------------
     VIF-U.S. Small Cap Fund                               9,001
     --------------------------------------------------------------
     VIF-Total Return Fund                                 9,957
     --------------------------------------------------------------
     VIF-U.S. Government Securities Fund                   8,724
     --------------------------------------------------------------

The Company has entered into a distribution agreement (the "Distribution Agreement') with the Distributor. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. There is no fee payable under the Distribution Agreement.

OFFITBANK and David J. Greene and Company have voluntarily agreed to limit the expenses for the Funds to 1.15%, 1.50%, 1.25%, 1.50%, 0.80% and 0.60% of average daily net assets for the VIF-High Yield Fund, VIF-Emerging Markets Bond Fund, DJG Value Equity Fund, VIF-U.S. Small Cap Fund, VIF-Total Return and VIF U.S. Government Securities Fund, respectively. In order to maintain these expense limitations, for the year ended December 31, 2001, the Adviser has waived all or a portion of their advisory fee and have also agreed to reimburse the VIF-Total Return Fund and VIF-U.S. Government Securities Fund for expenses in the amount of $3,374 and $21, respectively.

NOTE 4 -- SECURITIES TRANSACTIONS

For the year ended December 31, 2001, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments) were as follows:

                                                         Common Stocks
                                                       and Corporate Bonds                      U.S. Government Obligations
                                                       -------------------                      ---------------------------
                                                    Purchases           Sales                Purchases                   Sales
                                                    ---------           -----                ---------                   -----
VIF-High Yield Fund                                 $8,390,559        $4,540,125      $               -         $             -
VIF-Emerging Markets Bond Fund                       5,021,189         4,558,867                      -                       -
DJG Value Equity Fund                               2,006,370          1,930,460                      -                       -
VIF-U.S. Small Cap Fund                                540,552           378,188                      -                       -
VIF-Total Return Fund                                  708,236           405,000              1,451,407               1,045,845
VIF-U.S. Government Securities Fund                  4,994,550                 -             96,924,087              90,620,392

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

The Company's Articles of Incorporation permit the Company to issue nine billion shares (par value $0.001). Transactions in shares of common stock for the years ended December 31, 2001 and 2000, respectively, were as follows:

                                                                        VIF-HIGH YIELD FUND
                                         ----------------------------------------------------------------------------------
                                                      YEAR ENDED                                  YEAR ENDED
                                                   DECEMBER 31, 2001                           DECEMBER 31, 2000
                                         --------------------------------------      --------------------------------------
                                             SHARES                AMOUNT                SHARES                AMOUNT
                                         ---------------      -----------------      ----------------     -----------------
Shares issued..................               485,854               $4,215,680              299,928            $2,748,069
Shares reinvested..............               353,397                3,036,389              435,234             3,914,970
Shares redeemed................              (213,388)              (1,849,448)          (2,014,692)          (18,510,506)
                                         ===============      =================      ================     =================
Net increase (decrease)........               625,863               $5,402,621           (1,279,530)         $(11,847,467)
                                         ===============      =================      ================     =================

                                                                  VIF-EMERGING MARKETS BOND FUND
                                         ---------------------------------------------------------------------------------
                                                      YEAR ENDED                                  YEAR ENDED
                                                   DECEMBER 31, 2001                          DECEMBER 31, 2000
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                 8,565                  $71,554               27,908            $232,527
Shares reinvested..............                93,429                  741,589               97,709             826,358
Shares redeemed................               (18,624)                (155,041)            (188,161)         (1,630,064)
                                         ===============      =================      ================     ================
Net increase (decrease)........                83,370                 $658,102              (62,544)          $(571,179)
                                         ===============      =================      ================     ================


                                                                      DJG VALUE EQUITY FUND
                                         ---------------------------------------------------------------------------------
                                                      YEAR ENDED                                  YEAR ENDED
                                                   DECEMBER 31, 2001                          DECEMBER 31, 2000
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                  19,659            $275,344                  62,853            $837,657
Shares reinvested..............                  25,953             361,004                  26,522             369,708
Shares redeemed................                  (3,210)            (46,501)                 (4,444)            (59,791)
                                         ===============      =================      ================     ================
Net increase ..................                  42,402            $589,847                  84,931          $1,147,574
                                         ===============      =================      ================     ================


                                                                     VIF-U.S. SMALL CAP FUND
                                         ---------------------------------------------------------------------------------
                                                      YEAR ENDED                                  YEAR ENDED
                                                   DECEMBER 31, 2001                          DECEMBER 31, 2000
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                  2,581              $38,406                  65,959          $1,124,930
Shares reinvested..............                 18,675              275,826                  12,209             194,736
Shares redeemed................                 (1,517)             (23,853)                 (1,987)            (37,449)
                                         ===============      =================      ================     ================
Net increase ..................                 19,739             $290,379                  76,181          $1,282,217
                                         ===============      =================      ================     ================

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                      VIF-TOTAL RETURN FUND
                                         ---------------------------------------------------------------------------------
                                                      YEAR ENDED                                  YEAR ENDED
                                                   DECEMBER 31, 2001                          DECEMBER 31, 2000
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................                93,803               $1,000,161              117,415          $1,129,646
Shares reinvested..............                10,689                  109,674                6,715              67,152
Shares redeemed................               (27,615)                (285,230)             (14,299)           (141,594)
                                         ===============      =================      ================     ================
Net increase ..................                76,877                 $824,605              109,831          $1,055,204
                                         ===============      =================      ================     ================


                                                               VIF-U.S. GOVERNMENT SECURITIES FUND
                                         ---------------------------------------------------------------------------------
                                                      YEAR ENDED                                  YEAR ENDED
                                                   DECEMBER 31, 2001                          DECEMBER 31, 2000
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ---------------      -----------------      ----------------     ----------------
Shares issued..................               322,676               $3,573,782            1,791,887         $18,486,580
Shares reinvested..............               148,237                1,648,395               54,641             596,687
Shares redeemed................              (165,093)              (1,842,889)            (248,456)         (2,637,684)
                                         ===============      =================      ================     ================
Net increase...................               305,820               $3,379,288            1,598,072         $16,445,583
                                         ===============      =================      ================     ================


NOTE 6 -- OTHER MATTERS

The VIF-High Yield Fund and the VIF-Emerging Markets Bond Fund invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in the foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

NOTE 7 - ADDITIONAL INFORMATION

CHANGE IN INDEPENDENT AUDITOR: Effective December 13, 2001, Ernst & Young LLP ("E&Y") resigned as auditors of the Fund. During the Fund' most recent fiscal year, E&Y's audit report contained no adverse opinion or disclaimer of opinion; nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were not disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports.

To The Shareholders and Board of Directors
The OFFIT Variable Insurance Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the OFFIT VIF-High Yield Fund, OFFIT VIF-Emerging Markets Bond Fund, DJG Value Equity Fund, OFFIT VIF-U.S. Small Cap Fund, OFFIT VIF-Total Return Fund, and OFFIT VIF-U.S. Government Securities Fund of The OFFIT Variable Insurance Fund, Inc. (the "Fund") as of December 31, 2001, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2000 and financial highlights for the year then ended were audited by other auditors whose report thereon, dated February 6, 2001, expressed an unqualified opinion on those statements of changes in net assets and financial highlights. The financial highlights for the periods presented through December 31, 1999 were audited by other auditors whose report thereon, dated February 16, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with custodians and brokers. As to securities purchased, but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The OFFIT Variable Insurance Fund, Inc. at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



                                                         KPMG LLP


New York, New York
February 19, 2002

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
--------------------------------------------------------------------------------

FEDERAL INCOME INFORMATION (UNAUDITED)

During the year ended December 31, 2001, the following Funds declared long-term capital gain distributions in the following amounts:

                  DJG Value Equity Fund       $107,593
                  VIF-U.S. Small Cap Fund       85,279

THE OFFIT VARIABLE INSURANCE FUND, INC.


FUND MANAGEMENT
---------------

Information pertaining to the Directors and officers of the Company is set forth below. The statement of additional information includes additional information about the Directors and is available without charge, upon request, by calling
(800) 618- 9510.

--------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF
                                                                            PORTFOLIOS
                                                                             IN FUND
                                                                            COMPLEX
                               TERM OF OFFICE(1)                            OVERSEEN
NAME, (AGE), ADDRESS AND        AND LENGTH OF     PRINCIPAL OCCUPATION(S)      BY       OTHER DIRECTORSHIPS
POSITION(S) WITH COMPANY         TIME SERVED        DURING PAST 5 YEARS     DIRECTOR      HELD BY DIRECTOR
------------------------         -----------        -------------------     --------      ----------------
--------------------------------------------------------------------------------------------------------------
                                           DISINTERESTED DIRECTORS
--------------------------------------------------------------------------------------------------------------
Edward J. Landau (72)             Since 1993     Of Counsel, Wolf, Block       15      Director, Revlon
Director                                         Schorr and Solis-Cohen,               Group Inc., Revlon
   250 Park Avenue                               LLP (2/1/98-present);                 Consumer Products
   New York, NY 10177                            Member, Lowenthal,                    Inc., Pittsburgh
                                                 Landau, Fischer & Bring,              Annealing Box and
                                                 P.C. (1960-1/31/98).                  Clad Metals Inc.
--------------------------------------------------------------------------------------------------------------
The Very Reverend James           Since 1993     President, Interfaith         15               N/A
Parks Morton (76)                                Center of New York
Director                                         (1/1/98- present);
   40 East 30th Street                           formerly Dean of
   New York, New York 10016                      Cathedral of St. John
                                                 the Divine (1972-1996).
--------------------------------------------------------------------------------------------------------------
Stephen M. Peck (66)              Since 1999     Partner, The Torrey           15      Director,
Director                                         Funds (1/1/02-present);               Fresenius Medical Care
   505 Park Avenue                               General Partner,                      Advance Auto Parts,
   New York, New York 10022                      Wilderness Partners,                  Inc., Banyan
                                                 L.P. (1989 to present).               Strategic Realty,
                                                                                       Canarc Resource,
                                                                                       Inc., Boston Life
                                                                                       Sciences Inc.,
                                                                                       Brown Simpson
                                                                                       Advisory Board.
--------------------------------------------------------------------------------------------------------------
                                            INTERESTED DIRECTORS
--------------------------------------------------------------------------------------------------------------
F. Daniel Prickett(2) (56)        Since 2001     Chief Executive Officer,      15      Director, Arts and
Chairman of the Board,                           OFFITBANK                             Sciences Council,
President, and Director                          (2001-present). Founder               Charlotte, NC.
   520 Madison Avenue                            and group executive of
   New York, NY 10022                            Private Capital
                                                 Management, First Union
                                                 Corporation (1995-2001).
--------------------------------------------------------------------------------------------------------------
                                                  OFFICERS
--------------------------------------------------------------------------------------------------------------
Vincent M. Rella (49)             Since 1999     Managing Director,            N/A              N/A
 Treasurer                                       OFFITBANK.
 Secretary
  520 Madison Avenue
  New York, NY  10022
--------------------------------------------------------------------------------------------------------------

(1) Each Director and officer shall hold office until his successor shall have been elected and qualified.

(2) Mr. Prickett is an Interested Director as a result of his employment with OFFITBANK, the Company's investment adviser.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.

--------------------------------------------------------------------------------


DIRECTORS AND OFFICERS                 INVESTMENT ADVISER
F. Daniel Prickett                     OFFITBANK
Chairman of the Board, President       520 Madison Avenue
and Director                           New York, New York  10022

Edward J. Landau                       DISTRIBUTOR
Director                               OFFIT Funds Distributor, Inc.
                                       3200 Horizon Drive
The Very Reverend                      King of Prussia, PA  19406
James Parks Morton
Director                               ADMINISTRATOR
                                       PFPC Inc.
Stephen M. Peck                        103 Bellevue Parkway
Director                               Wilmington, Delaware  19809

Vincent M. Rella                       TRANSFER AND DIVIDEND DISBURSING AGENT
Secretary & Treasurer                  PFPC Inc.
                                       400 Bellevue Parkway
David C. Lebisky                       Wilmington, Delaware 19809
Assistant Secretary
                                       CUSTODIAN
                                       The Bank of New York
                                       15 Broad Street, 7th  Floor
                                       New York, New York, 10286

                                       LEGAL COUNSEL
                                       Kramer, Levin, Naftalis & Frankel
                                       919 Third Avenue
                                       New York, New York  10022

                                       INDEPENDENT AUDITORS
                                       KPMG LLP
                                       757 Third Avenue
                                       New York, NY  10017

This report is submitted for the information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which includes information regarding the Funds' objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                         400 BELLEVUE PARKWAY, SUITE 108
                              WILMINGTON, DE 19809
                                 (800) 618-9510